Exhibit 10.4

TIER-1

CHANGE-IN-CONTROL AGREEMENT

FOR CERTAIN EXECUTIVES

OF IMS HEALTH INCORPORATED

[Date]

PERSONAL AND CONFIDENTIAL

[Name and Title]

IMS Health Incorporated

901 Main Avenue, Suite 612

Norwalk, CT  06851

Dear [         ]:

IMS Health Incorporated (the “Company”) considers it essential to the best interests of its stockholders to foster the continued employment of key management personnel.  In this connection, the Board of Directors of the Company (the “Board”) recognizes that the possibility of a change in ownership or control of the Company may result in the departure or distraction of such personnel to the detriment of the Company and its stockholders.  As you are a skilled and dedicated executive with important management responsibilities and talents, the Company believes that its best interests will be served if you are encouraged to remain with the Company.

The Company has determined that your ability to perform your responsibilities and utilize your talents for the benefit of the Company, and the Company’s ability to retain you as an employee, will be significantly enhanced if you are provided with fair and reasonable protection from the risks of a change in ownership or control of the Company.  Accordingly, in order to induce you to remain in the employ of the Company, you and the Company agree as follows:

1. Term of Agreement.

(a) Generally.  Except as provided in Section 1(b) hereof, (i) this Agreement shall be effective as of January 1, 2009 and shall continue in effect through December 31, 2010, and (ii) commencing on January 1, 2011, and each January 1 thereafter, this Agreement shall be automatically extended for one additional year unless, not later than November 30th of the preceding year, either party to this Agreement gives notice to the other that the Agreement shall not be extended under this Section 1(a); provided, however, that no such notice by the Company shall be effective if a Change in Control or Potential Change in Control (both as defined herein) shall have occurred prior to the date of such notice.

(b) Upon a Change in Control.  If a Change in Control shall have occurred at any time during the period in which this Agreement is effective, this Agreement shall continue in effect for (i) the remainder of the month in which the Change in Control occurred and (ii) a term of 24 months beyond the month in which such Change in Control occurred (such entire period hereinafter referred to as the “Protected Period”).

2. Change in Control; Potential Change in Control.

(a) A “Change in Control” shall be deemed to have occurred if, during the term of this Agreement:

(i) any “Person,” as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then-outstanding securities;

(ii) during any period of twenty-four months (not including any period prior to the effectiveness of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections (2)(a)(i), (iii) or (iv) hereof, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s securities) whose election by the Board or nomination for election by the Company’s stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii) any transaction (or series of transactions) is consummated under which the Company is merged or consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (B) after which no Person holds 20% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity;

(iv) a sale or disposition by the Company of all or substantially all of the Company’s assets is consummated or the stockholders of the Company approve a plan of complete liquidation of the Company; or

(v) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Change in Control has occurred.

(b) A “Potential Change in Control” shall be deemed to have occurred if:

(i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

(ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; or

(iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

(c) Employee Covenants.  You agree that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control, you will remain in the employ of the Company until the earliest of (i) a date which is 180 days from the occurrence of such Potential Change in Control, (ii) the termination of your employment by reason of Disability (as defined herein) or (iii) the date on which you first become entitled under this Agreement to receive the benefits provided in Section 3(b) hereof.

(d) Company Covenant Regarding Potential Change in Control or Change in Control.  In the event of a Potential Change in Control or a Change in Control, the Company shall, not later than 15 days thereafter, have established one or more rabbi trusts and shall deposit therein cash in an amount sufficient to provide for full payment of all potential obligations of the Company that would arise assuming consummation of a Change in Control and a subsequent termination of your employment under Section 3(b).  Such rabbi trust(s) shall be irrevocable and shall provide that the Company may not, directly or indirectly, use or recover any assets of the trust(s) until such time as all obligations which potentially could arise hereunder have been settled and paid in full or otherwise extinguished, subject only to the claims of creditors of the Company in the event of insolvency or bankruptcy of the Company; provided, however, that if no Change in Control has occurred within two years after such Potential Change in Control, such rabbi trust(s) shall at the end of such two-year period become revocable and may thereafter be revoked by the Company.

(e)    Acceleration of Awards Upon a Change in Control. In the event of a Change in Control, all outstanding stock options, restricted stock units, stock appreciation rights, restricted stock, and other equity-based awards that you hold shall become vested, and in the case of options and stock appreciation rights, exercisable.  In the event that any such vested equity-based award that is subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), cannot be paid to you upon such Change in Control because such Change in Control does not qualify as a change in control within the meaning provided by Section 1.409A-3(i)(5) of the Treasury Regulations, you will have the right to elect to denominate such award in cash both at the time of the Change in Control (as defined in Section 2(a) of this Agreement) and again upon your termination of employment following the Change in Control.  If you elect to denominate such award in cash, the Company will adjust the cash payment to reflect the deferred payment date by multiplying the payment by the product of the six-month CMT Treasury Bill annualized yield rate as published by the U.S. Treasury for the date on which the award was denominated in cash (or the most appropriate surrogate for such rate if such rate is not available) multiplied by a fraction, the numerator of which is the number of days from and including the date on which the award was denominated in cash until and including the date of payment of such award to you and the denominator of which is 365 and pay such adjusted amount to you.

(f)            Gross-up If Excise Tax Would Apply.  In the event you become entitled to any amounts or benefits payable in connection with a Change in Control or other change in ownership or control (whether or not such amounts are payable pursuant to this Agreement) (the “Change in Control Payments”), if any of such Change in Control Payments are subject to the tax (the “Excise Tax”) imposed by Section 4999 of the Code (or any similar federal, state or local tax that may hereafter be imposed), the Company will pay to you at the time specified in Section 2(f)(iii) hereof an additional amount (the “Gross-Up Payment”) such that the net amount you retain, after deduction of any Excise Tax on the Total Payments (as hereinafter defined) and any federal, state and local income tax and Excise Tax upon the payments provided for by this Section 2(f), shall be equal to the Total Payments.

(i) For purposes of determining whether any of the Change in Control Payments will be subject to the Excise Tax and the amount of such Excise Tax:

(A)  any payments or benefits received or to be received by you in connection with a Change in Control or other change in ownership or control or your termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (which, together with the Change in Control Payments, constitute the “Total Payments”) shall be treated as “parachute payments” within the meaning of Section 280G(b)(2) of the Code, and all “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of nationally-recognized tax counsel selected by you such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax;

(B) the amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of (I) the total amount of the Total Payments and (II) the amount of excess parachute payments within the meaning of Section 280G(b)(1) of the Code (after applying Section 2(f)(i)(A) hereof); and

(C) the value of any non-cash benefits or any deferred payments or benefits shall be determined by a nationally-recognized accounting firm selected by you in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

(ii) For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of your residence in the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes which could actually be obtained from deduction of such state and local taxes by you.  In the event that the Excise Tax is subsequently determined to be less than the amount taken into account and paid to you hereunder, you shall file for a refund of such excess Excise Tax.  You shall repay to the Company the excess Excise Tax amount actually refunded to you by the Internal Revenue Service within ten business days after the later of (A) the date that the Internal Revenue Service makes a final determination (within the meaning of Section 1313 of the Code) that an overpayment of such Excise Tax was made (and including a final determination of the amount thereof) and (B) the actual receipt of the refund check from the Internal Revenue Service for the amount of such overpayment of Excise Tax by you; provided, however, if no refund shall be due to you because such overpayment of the Excise Tax has been applied to satisfy your other tax liabilities, you shall notify the Company of such application of the overpayment to your other tax liabilities and shall pay to the Company within ten business days after such application of the overpayment to your other tax liabilities the amount of the Excise Tax that would otherwise have been refunded. In the event that the Excise Tax is determined to exceed the amount taken into account and paid hereunder, the Company shall make an additional Gross-Up Payment in respect of such excess within ten business days after the time that the amount of such excess is determined but in no event later than 30 days after the Change in Control. In no event shall any Gross-Up Payment be made under this Section 2(f) later than the last day of the taxable year next following the taxable year in which you remit the Excise Tax.  Anything in this Section 2(f) to the contrary notwithstanding, any Gross-Up Payment to be made hereunder shall be subject to such delay in payment as may apply under Section 3(c) of this Agreement (including but not limited to Section 3(c)(vi)) in the event that such payment is made in connection with your termination of employment and is subject to Section 409A of the Code.

(iii) The Gross-Up Payment provided for in this Section 2(f) shall be made at the same time as any payments giving rise to an Excise Tax are made; provided, however, that if the amount of such Gross-Up Payment cannot be finally determined at the same time as any payments giving rise to an Excise Tax are made, the Company shall pay you at the time the payments giving rise to an Excise Tax are made an estimate, as determined in good faith by the Company pursuant to Section 2(f)(iv) hereof, of the amount of such Gross-Up Payment and shall pay the remainder of such Gross-Up Payment at the time provided in Section 2(f)(ii) above.  Your right to payments under this Section 2(f) shall be treated as a right to a series of separate payments under Section 1.409A-2(b)(2)(iii) of the Treasury Regulations.

(iv) All determinations under this Section 2(f) shall be made by the Company at its expense using a nationally recognized public accounting firm you have selected, and such determination shall be binding upon you and the Company.

3. Termination.

(a) Termination by the Company for Cause, by You Without Good Reason, or by Reason of Death or Disability.  If during the Protected Period your employment by the Company is terminated by the Company for Cause, by you without Good Reason, or because of your death or Disability, the Company shall be relieved of its obligation to make any payments to you other than (i) its payment of amounts otherwise accrued and owing but not yet paid and (ii) any amounts payable under then-existing equity, compensation or benefit programs at the time such amounts are due.

(b) Termination by the Company Without Cause or by You for Good Reason.  If during the Protected Period your employment by the Company is terminated by the Company without Cause or by you for Good Reason, you shall be entitled to the compensation and benefits described in this Section 3(b).  If your employment by the Company is terminated by the Company without Cause or by you for Good Reason after a Potential Change in Control but prior to the Change in Control contemplated by such Potential Change in Control, the Protected Period shall commence upon the subsequent occurrence of such Change in Control, your actual termination shall be deemed a termination occurring during the Protected Period and covered by this Section 3(b), your Date of Termination shall be deemed to have occurred immediately following such Change in Control, and Notice of Termination shall be deemed to have been given by the Company immediately prior to your actual termination.  Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder.  The compensation and benefits provided under this Section 3(b) are as follows:

(i) The Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, on the fifth day following the Date of Termination, and you shall receive all other amounts to which you are entitled under any equity, compensation or benefit plan of the Company, at the time such payments are due in accordance with the terms of such equity, compensation or benefit plan.

(ii) In the payroll period next following the payroll period in which your Date of Termination occurs, the Company shall pay you, in lieu of any further salary, bonus or severance payments for periods subsequent to the Date of Termination, a lump sum amount in cash equal to three times the sum of:

(A) the greater of (I) your annual base salary in effect immediately prior to the Change in Control of the Company or (II) your annual base salary in effect at the time Notice of Termination is given; and

(B) the greater of (I) your annual target bonus for the year in which the Change in Control occurs or, (II) if no such target bonus has yet been determined for such year, the annual bonus actually earned by you in the year immediately preceding the year in which the Change in Control occurs.

(iii) In the payroll period next following the payroll period in which your Date of Termination occurs, the Company shall pay to you, in lieu of amounts which may otherwise be payable to you under the Executive Annual Incentive Plan or any other bonus, incentive or award plan (the “Bonus Plan”), an amount in cash equal to (A) that portion of your annual target bonus payable in cash for the year in which the Change in Control occurs, multiplied by a fraction, (I) the numerator of which equals the number of full or partial days in such annual performance period during which you were employed by the Company and (II) the denominator of which is 365, and (B) the entire target bonus opportunity with respect to each performance or vesting period in progress under all Bonus Plans in effect at the time of termination; provided, however, if you have previously deferred any award payable under any such Bonus Plan, the terms of the applicable Bonus Plan shall determine the time of payment of the cash amount that is payable under this Section 3(b)(iii) in lieu of such award and in the event that any such cash payment must be delayed by reason of your previous deferral of the corresponding award under such Bonus Plan or by reason of the application of Section 3(c) of this Agreement, such cash amount will be adjusted to reflect the deferred payment date by multiplying the cash amount by the product of the six-month CMT Treasury Bill annualized yield rate as published by the U.S. Treasury for the date on which the cash amount would have been paid to you under this Section 3(b)(iii) but for such delay (or the most appropriate surrogate for such rate if such rate is not available) multiplied by a fraction, the numerator of which is the number of days from and including the date on which the cash amount would have been paid to you under this Section 3(b)(iii) but for such delay and including the date of payment of such cash amount to you and the denominator of which is 365 and the Company pay such adjusted cash amount to you.

(iv) The Company shall provide you with a cash allowance for outplacement and job search activities (including, but not limited to, office and secretarial expenses) in the amount of 20% of your annual base salary and annual target bonus taken into account under Section 3(b)(ii) hereof, provided that (A) such cash allowance shall not exceed $100,000 and (B) such cash allowance shall apply only to those costs or obligations that are incurred by you before the last day of the second calendar year following the calendar year in which your Date of Termination occurs. Payments of such cash allowance shall be made on the fifteenth day following the submission of each receipt to the Company evidencing costs or obligations incurred by you in connection with outplacement and job search activities, but in no event later than the last day of the third calendar year following the calendar year in which your Date of Termination occurs.

(v)  Notwithstanding the provisions of your Restrictive Covenant Agreement with the Company, your agreement set forth in such Restrictive Covenant Agreement not to compete with the Company for one year after your termination of employment shall not apply; however, the other provisions of your Restrictive Covenant Agreement shall remain in full force and effect, including without limitation, the non-solicitation, non-disclosure, confidentiality and non-disparagement covenants set forth therein.

(vi)  If you are an expatriate, you will be repatriated, at the Company’s expense, to your home country or to any other country you choose provided that the Company’s cost for your repatriation will not exceed the cost the Company would have incurred had it repatriated you to your home country.  Your repatriation allowances and benefits will be as described in the Company’s Long-Term Assignment Policy, including the time and form of payment of such allowances and benefits, but there will be no claw-back of any relocation costs by reason of the early termination of your assignment.

(vii) During the 36-month period following your termination of employment, you will continue to participate in the Company’s health and life insurance plans and programs in which you were participating immediately prior to your termination, the terms of which allow your continued participation, as if you had continued in employment with the Company during such period, and on terms no less favorable than the terms applicable to you before the Change in Control. For so long as you participate in the Company plans and programs referred to in this Section 3(b)(vii), you shall receive cash payments equal on an after-tax basis to your cost for participating in such plans and programs, with such payments to be made by the Company to you on a monthly basis and in accordance with Section 3(c) of this Agreement.  If and when the terms of the Company plans and programs referred to in this Section 3(b)(vii) do not allow your continued participation, you shall instead be paid cash payments equivalent on an after-tax basis to the value of the additional benefits described in this Section 3(b)(vii) that you would have received under such plans or programs had you continued to be employed during such period, with such payments to be made by the Company to you on a monthly basis during such period and in accordance with Section 3(c) of this Agreement (it being understood that the Company payments to you attributable to these benefits will be equal on an after-tax basis to the full monthly premium cost to you to purchase such benefits independently, and shall not be limited to the value of the Company contribution, if any, to the cost of an employee’s coverage under any such health or life insurance plan, but shall not exceed the highest risk premium charged by a carrier having an investment grade or better credit rating). Notwithstanding the foregoing, the benefits described in this Section 3(b)(vii) shall constitute secondary coverage with respect to any health or life insurance benefits actually received by you in connection with any subsequent employment (or self-employment) during the 36-month period following your termination.  In addition, notwithstanding the foregoing, nothing in this Section 3(b)(vii) shall alter any right you may have to participate in any Company health or life insurance plan or program that covers former employees of the Company in accordance with the generally applicable terms of such plan or program.

(viii) When you attain age 55, if you are eligible to participate in the Company’s retiree health and life insurance plans, you will receive monthly payments from the Company to reimburse you for your cost to participate in those plans, grossed up for your taxes, for so long as you are eligible to participate in those plans.  If and when you are not eligible to participate in the Company’s retiree health and life insurance plans (including, but not limited to, as a result of such plans’ termination), you will instead receive cash payments equivalent on an after-tax basis to the value of the retiree health and life insurance benefits you would have received under the Company’s retiree health and life insurance plans (providing benefits no less than those provided in the year in which you first entered into a Change in Control Agreement with the Company) had you qualified for full retiree health and life insurance benefits under the Company’s retiree health and life insurance plans, with such payments to be made by the Company to you on a monthly basis (it being understood that the Company payments to you attributable to the retiree health and life insurance benefits will be equal on an after-tax basis to the full monthly premium cost to you to purchase such benefits independently, and shall not be limited to the value of the Company contribution, if any, to the cost of coverage under the Company’s retiree health and life insurance plans, but shall not exceed the highest risk premium charged by a carrier having an investment grade or better credit rating).  Notwithstanding the foregoing, the benefits described in this Section 3(b)(viii) shall constitute secondary coverage with respect to any health or life insurance benefits actually received by you in connection with any subsequent employment (or self-employment) or otherwise following your attainment of age 55.

(c) Reimbursements; Section 409A Exemptions; Delayed Payments Under Section 409A.

(i) Any reimbursements made or in-kind benefits provided under this Agreement shall be subject to the following conditions:

(A) the amount of expenses eligible for reimbursement or in-kind benefits provided in any one taxable year shall not affect the amount of expenses eligible for reimbursement or in-kind benefits provided in any other taxable year;

(B) the reimbursement of any expense shall be made each calendar quarter and not later than the last day of the taxable year following the taxable year in which the expense was incurred (unless this Agreement specifically provides for reimbursement by an earlier date);

(C) the right to reimbursement of an expense or payment of an in-kind benefit shall not be subject to liquidation or exchange for another benefit.

(ii) Any reimbursement under Sections 3(b)(vii) or 3(b)(viii) for expenses for medical coverage purchased by you that are made during the period of time you would be entitled (or would, but for such reimbursement, be entitled) to continuation coverage under the Company’s Health Plan pursuant to COBRA if you had elected such coverage and paid the applicable premiums shall be exempt from Section 409A of the Code and the six-month delay in payment described hereinbelow pursuant to Section 1.409A-1(b)(9)(v)(B) of the Treasury Regulations.

(iii) Any reimbursement under Section 3(b)(iv) relating to outplacement expenses shall be exempt from Section 409A of the Code and the six-month delay in payment described hereinbelow pursuant to Section 1.409A-1(b)(9)(v)(A) of the Treasury Regulations and shall not be subject to Section 3(c)(i) above.

(iv) Your right to reimbursements under this Agreement shall be treated as a right to a series of separate payments under Section 1.409A-2(b)(2)(iii) of the Treasury Regulations.

(v) It is intended that: (A) payments made under this Agreement due to your termination of employment that are paid on or before the 15th day of the third month following the end of the taxable year in which your termination of employment occurs shall be exempt from compliance with Section 409A of the Code pursuant to the exemption for short-term deferrals set forth in Section 1.409A-1(b)(4) of the Treasury Regulations (the “Exempt Short-Term Deferral Payments”); and (B) payments under this Agreement, other than Exempt Short-Term Deferral Payments, that are made on or before the last day of the second taxable year following the taxable year in which you terminate employment in an aggregate amount not exceeding two times the lesser of: (I) the sum of your annualized compensation based on your annual rate of pay for the taxable year preceding the taxable year in which you terminate employment (adjusted for any increase during that year that was expected to continue indefinitely if you had not terminated employment); or (II) the maximum amount that may be taken into account under a qualified plan pursuant to Section 401(a)(17) of the Code for the year in which you terminate employment shall be exempt from compliance with Section 409A of the Code pursuant to the exception for payments under a separation pay plan as set forth in Section 1.409A-1(b)(9)(iii) of the Treasury Regulations.

(vi) Anything in this Agreement to the contrary notwithstanding, payments to be made under this Agreement upon your termination of employment which are subject to Section 409A of the Code shall be delayed for six months following such termination of employment if you are a Specified Employee as defined in Section 3(e)(vi) on the date of your termination of employment.  Any payment or reimbursement due within such six-month period shall be delayed to the end of such six-month period. The Company will adjust the payment or reimbursement to reflect the deferred payment date by multiplying the payment or reimbursement by the product of the six-month CMT Treasury Bill annualized yield rate as published by the U.S. Treasury for the date on which such payment or reimbursement would have been made but for the delay (or the most appropriate surrogate for such rate if such rate is not available) multiplied by a fraction, the numerator of which is the number of days by which such payment or reimbursement was delayed and the denominator of which is 365.  In the event of a reimbursement that is required by other terms of this Agreement to be made on an after-tax basis and which is subject to the six-month delay provided herein, the reimbursement as adjusted in accordance with this Section 3(c)(vi) to reflect the deferred payment date shall be paid to you on an after-tax and fully grossed-up basis so that you are held economically harmless. The Company will pay the adjusted payment or reimbursement at the beginning of the seventh month following your termination of employment. Notwithstanding the foregoing, if calculation of the amounts payable by any payment date specified in this Agreement is not administratively practicable due to events beyond your control (or the control of your beneficiary or estate) and for reasons that are commercially reasonable, payment will be made as soon as administratively practicable in compliance with Section 409A of the Code and the Treasury Regulations thereunder.  In the event of your death during such six-month period, payment will be made in the payroll period next following the payroll period in which your death occurs.

(d) Notice.  During the Protected Period, any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto.

(e) Certain Definitions.  For purposes of this Agreement and except as otherwise indicated in this Agreement, all definitions in this Section 3(e) shall be applicable during the Protected Period only.

(i) Cause.  “Cause” shall mean termination on account of (A) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or Disability or any failure after the issuance of a Notice of Termination by you for Good Reason) which failure is demonstrably and materially damaging to the financial condition or reputation of the Company and/or its subsidiaries, and which failure continues more than 48 hours after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties and the demonstrable and material damage caused thereby or (B) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise.  No act, or failure to act, on your part shall be deemed “willful” unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company.  Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of the resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, you were guilty of conduct set forth above in this Section 3(e)(i) and specifying the particulars thereof in detail.

(ii) Date of Termination.  “Date of Termination” shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such 30-day period) or (B) if your employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination for Cause, shall not be less than 30 days from the date such Notice of Termination is given and, in the case of a termination by you for Good Reason, shall not be less than 30 nor more than 60 days from the date such Notice of Termination is given).

(iii) Disability.  “Disability” shall mean your absence from the full-time performance of your duties with the Company for six consecutive months as a result of your incapacity due to physical or mental illness or disability, and within 30 days after written Notice of Termination is thereafter given you shall not have returned to the full-time performance of your duties.

(iv) Good Reason.  “Good Reason” shall mean, without your express written consent, the occurrence upon or after a Change in Control of any of the following circumstances provided that you shall have given notice of such circumstance(s) to the Company within a period not to exceed 90 days of the initial existence of such circumstance(s) and the Company shall not have remedied such circumstance(s) within 30 days after receipt of such notice:

(A) the assignment to you of any duties materially inconsistent with the position in the Company that you held immediately prior to the Change in Control, or a materially adverse alteration in the nature or status of your responsibilities or the conditions of your employment from those in effect immediately prior to such Change in Control;

(B) a material reduction by the Company in your annual base salary, any target bonus or perquisites as in effect immediately prior to the Change in Control or as the same may be increased from time to time except for across-the-board perquisite reductions similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company;

(C) the relocation of the principal place of your employment to a location more than 50 miles from the location of such place of employment on the date of this Agreement except for required travel on the Company’s business to an extent substantially consistent with your business travel obligations prior to the Change in Control;

(D) the failure by the Company to pay to you any material portion of your compensation or to pay to you any material portion of an installment of deferred compensation under any deferred compensation program of the Company within a reasonable time after the date such compensation is due;

(E) the failure by the Company to continue in effect any material compensation or benefit plan in which you participated immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amounts of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change in Control;

(F) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 7 hereof; or

(G) any purported termination of your employment that is not effected pursuant to a Notice of Termination that is in material compliance with the requirements of Section 3(e)(v) (and, if applicable, the requirements of Section 3(e)(i) hereof), which purported termination shall not be effective for purposes of this Agreement.

Notwithstanding anything in this Agreement to the contrary, if you terminate your employment after a Potential Change in Control but prior to the Change in Control contemplated by such Potential Change in Control, a determination as to whether you will be deemed to have terminated your employment for Good Reason upon such Change in Control as provided in Section 3(b) of this Agreement will be made by substituting “Potential Change in Control” for “Change in Control” each place it appears in this Section 3(e)(iv) above.

(v) Notice of Termination.  “Notice of Termination” shall mean notice indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

(vi) Specified Employee. “Specified Employee” shall mean an employee of the Company who satisfies the requirements for being designated a “key employee” under Section 416(i)(1)(A)(i), (ii) or (iii) of the Code without regard to Section 416(i)(5) of the Code at any time during a calendar year, in which case such employee shall be considered a Specified Employee for the twelve-month period beginning on the first day of the fourth month immediately following the end of such calendar year. Notwithstanding the foregoing, all employees who are nonresident aliens during an entire calendar year are excluded for purposes of determining which employees meet the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code without regard to Section 416(i)(5) of the Code for such calendar year. The term “nonresident alien” as used herein shall have the meaning set forth in Regulations Section 1.409A-1(j).  In the event of any corporate spinoff or merger, the determination of which employees meet the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code without regard to Section 416(i)(5) of the Code for any calendar year shall be determined in accordance with Regulations Section 1.409A-1(i)(6).

4. Mitigation.  Except as provided in Sections 3(b)(vii) and (viii) and Section 6 hereof, you shall not be required to mitigate the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for under this Agreement be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise.

5.  Release of Employment Claims.  You agree, as a condition to your receipt of the compensation and benefits provided for under this Agreement, that you will execute a general release agreement, in substantially the form set forth as Attachment A to this Agreement, releasing any and all claims arising out of your employment other than: (a) the enforcement of this Agreement; (b) with respect to vested rights or rights provided for under any equity, compensation or benefit plan or arrangement of the Company; or (c) rights to indemnification under any agreement, law, Company organizational document or policy, or otherwise.  The Company will provide you with a copy of such release simultaneously with or as soon as practicable following the delivery of the Notice of Termination but not later than 21 days before (45 days before if your termination is part of an exit incentive or other employment termination program offered to a group or class of employees) the Date of Termination.  You must deliver the executed release to the Company not later than eight days before the date of payment of your compensation and benefits provided for under this Agreement.

6.  Forfeiture.  Except as otherwise provided in Section 3(b)(v) of this Agreement, if you willfully and materially fail to comply with the terms of your Restrictive Covenant Agreement with the Company or if you willfully and materially fail to comply with Section 2(c) or Section 5 of this Agreement, all compensation and benefits provided for under this Agreement shall be immediately forfeited. Notwithstanding the foregoing, you shall not forfeit any compensation or benefits provided for under this Agreement unless and until there shall have been delivered to you, within six months after the Board (a) had knowledge of conduct or an event allegedly constituting grounds for such forfeiture and (b) had reason to believe that such conduct or event could be grounds for such forfeiture, a copy of a resolution duly adopted by a majority affirmative vote of the membership of the Board at a meeting of the Board called and held for such purpose (after giving you reasonable notice specifying the nature of the grounds for such forfeiture and not less than 30 days to correct the acts or omissions complained of, if correctable, and affording you the opportunity, together with your counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, you have engaged and continue to engage in conduct which constitutes grounds for forfeiture of your compensation and benefits under this Agreement; provided, however, that in the event that you shall have already received any compensation or benefits under this Agreement before the Board makes the determination described in this sentence, you shall immediately reimburse the Company for such compensation and/or benefits following such determination by the Board. The forfeiture of any compensation or benefits provided for under this Agreement by reason of this Section 6 shall apply to such compensation and benefits notwithstanding any other term or provision of this Agreement or any other agreement or plan.

7. Successors; Binding Agreement.

(a) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.  As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

(b) This Agreement shall inure to the benefit of and be enforceable by you and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.  In the event of your death, all amounts otherwise payable to you hereunder shall, unless otherwise provided herein, be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

(c)  Neither this Agreement nor the rights or obligations hereunder of the parties hereto shall be transferable or assignable by you, except in accordance with the laws of descent and distribution or as specified in Section 7(b), or by the Company except to a successor as defined in Section 7(a).

8. Notice.  Notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when (a) personally delivered or (b) mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement; provided that all notice to the Company shall be directed to the attention of the Board with a copy to the General Counsel of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

9. Miscellaneous.  No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be designated by the Board.  No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the time or at any prior or subsequent time.  All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law.  The obligations of the Company under this Agreement shall survive the expiration of this Agreement to the extent necessary to give effect to this Agreement.

10. Validity.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

11. Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

12. Entire Agreement.  This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and during the term of this Agreement cancels and supersedes the provisions of all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereof with respect to the subject matter contained herein.  No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.  Notwithstanding anything to the contrary in this Agreement, the procedural provisions of this Agreement shall apply to all benefits payable as a result of a Change in Control (or other change in control) under any employee benefit plan, agreement, program, policy or arrangement of the Company.  The foregoing notwithstanding, in the event of any conflict or ambiguity between this Agreement and any employment agreement executed by you and the Company, the provisions of such employment agreement shall govern; but no payment or benefit under this Agreement shall be made or extended which duplicates any payment or benefit under any such employment agreement.

13.  Governing Law.    This Agreement is governed by and is to be construed, administered, and enforced in accordance with the laws of the State of Connecticut,

without regard to its conflicts of law principles. If under the governing law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation, ordinance, or other principle of law, such portion shall be deemed to be modified or altered to the extent necessary to conform thereto or, if that is not possible, to be omitted from this Agreement. Anything in this Agreement to the contrary notwithstanding, the terms of this Agreement shall be interpreted and applied in a manner consistent with the requirements of Section 409A of the Code and the Treasury Regulations so as not to subject you to the payment of any tax penalty or interest which may be imposed by Section 409A of the Code and the Company shall have no right to accelerate or make any payment under this Agreement except to the extent such action would not subject you to the payment of any tax penalty or interest under Section 409A of the Code.  If all or a portion of the benefits and payments provided under this Agreement constitute taxable income to you for any taxable year that is prior to the taxable year in which such payments and/or benefits are to be paid to you as a result of the Agreement’s failure to comply with the requirements of Section 409A of the Code and the Regulations, the applicable payment or benefit shall be paid immediately to you to the extent such payment or benefit is required to be included in your income.  If you become subject to any tax penalty or interest under Section 409A of the Code by reason of this Agreement, the Company shall reimburse you on a fully grossed-up and after-tax basis for any such tax penalty or interest (so that you are held economically harmless) ten business days prior to the date such tax penalty or interest is due and payable by you to the government.

14.   Reimbursement of Expenses in Enforcing Rights.    All reasonable costs and expenses (including fees and disbursements of counsel) incurred by you in seeking to interpret this Agreement or enforce rights pursuant to this Agreement shall be paid on behalf of or reimbursed to you promptly by the Company, whether or not you are successful in asserting such rights; provided, however, that no reimbursement shall be made of such expenses relating to any unsuccessful assertion of rights if and to the extent that your assertion of such rights was in bad faith or frivolous, as determined by arbitrators in accordance with Section 15 or a court having jurisdiction over the matter.  Any such payment or reimbursement shall be made on an after-tax basis each calendar quarter for all costs and expenses actually incurred as provided in this Section 14 and in accordance with the provisions of Section 3(c) of this Agreement, but not later than the last day of the year in which the expense was incurred.

15.    Arbitration.    Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Fairfield, Connecticut by three arbitrators in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association in effect at the time of submission to arbitration. Judgment may be entered on the arbitrators’ award in any court having jurisdiction. For purposes of entering any judgment upon an award rendered by the arbitrators, the Company and you hereby consent to the jurisdiction of any or all of the following courts: (a) the United States District Court for the District of Connecticut, (b) any of the courts of the State of Connecticut, or (c) any other court having jurisdiction. The Company and you further agree that any service of process or notice requirements in any such proceeding shall be satisfied if the rules of such court relating thereto have been substantially satisfied. The Company and you hereby waive, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to such jurisdiction and any defense of inconvenient forum. The Company and you hereby agree that a judgment upon an award rendered by the arbitrators may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Subject to Section 14, the Company shall bear all costs and expenses arising in connection with any arbitration proceeding pursuant to this Section 15 and shall pay such costs and expenses each calendar quarter in accordance with the provisions of Section 3(c) of this Agreement, but not later than the last day of the year in which the expense was incurred.. Notwithstanding any provision in this Section 15, you shall be paid during the pendency of any dispute or controversy arising under or in connection with this Agreement.

16.    Interest on Unpaid Amounts.    Any amount which has become payable pursuant to the terms of this Agreement or any decision by arbitrators or judgment by a court of law pursuant to Section 15 but which has not been timely paid shall bear interest at the prime rate in effect at the time such amount first becomes payable, as quoted by the Company’s principal bank, except as otherwise provided in Sections 2(e), 3(b)(iii) and 3(c)(vi) of this Agreement (concerning interest payable with respect to certain delayed payments that are subject to Section 409A of the Code).

If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.

IMS HEALTH INCORPORATED

By:
Chairman and Chief Executive Officer

Agreed to this day
of , 2008.

ATTACHMENT A

RELEASE

We advise you to consult an attorney before you sign this Release.  You have until the date which is seven (7) days after the Release is signed and returned to IMS Health Incorporated to change your mind and revoke your Release.  Your Release shall not become effective or enforceable until after that date.

In consideration for the benefits provided under your Change-in-Control Agreement with IMS Health Incorporated (the “Agreement”), by your signature below, you, for yourself and on behalf of your heirs, executors, agents, representatives, successors and assigns, hereby release and forever discharge IMS Health Incorporated, its past and present parent corporations, subsidiaries, divisions, subdivisions, affiliates and related companies (collectively, the “Company”) and the Company’s past, present and future agents, directors, officers, employees, representatives, assigns, stockholders, attorneys, agents, insurers, employee benefit programs (and the trustees, administrators, fiduciaries and insurers of such programs), and any other persons acting by, through, under or in concert with any of the persons or entities listed herein, and their successors (hereinafter “those associated with the Company”) and with respect to any and all claims, demands, actions and liabilities, whether in law or equity, which you may have against the Company or those associated with the Company of whatever kind, including but not limited to those arising out of your employment with the Company or the termination of that employment.  You agree that this Release covers, but is not limited to, claims arising under the Age Discrimination in Employment Act of 1967, 29 U.S.C. § 621 et seq., Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Americans with Disabilities Act of 1990, 42 U.S.C. § 12101 et seq., the Fair Labor Standards Act, 29 U.S.C. § 201 et seq., the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001 et seq., the Family and Medical Leave Act of 1993 and any local, state or federal law, regulation or order providing workers’ compensation benefits, restricting an employer’s right to terminate employees or otherwise regulating employment, enforcing express or implied employment contracts or requiring an employer to deal with employees fairly or in good faith, or dealing with discrimination in employment on the basis of sex, race, color, national origin, veteran status, marital status, religion, disability, handicap, or age.  You also agree that this Release includes claims based on wrongful termination of employment, breach of contract (express or implied), tort, or claims otherwise related to your employment or termination of employment with the Company and any claim for attorneys’ fees, expenses or costs of litigation.

This Release covers all claims based on any facts or events, whether known or unknown by you, that occurred on or before the date of this Release. You expressly waive all rights you might have under any law that is intended to protect you from waiving unknown claims and by your signature below indicate your understanding of the significance of doing so. Examples of released claims include, but are not limited to:  (a) claims that in any way relate to your employment with the Company, or the termination of that employment, such as claims for compensation, bonuses, commissions, lost wages, or unused accrued vacation or sick pay (other than under your Agreement); (b) claims that in any way relate to the design or administration of any employee benefit program; (c) claims that you have irrevocable or vested rights to severance or similar benefits (other than under your Agreement) or to post-employment health or group insurance benefits (other than under your Agreement); (d) any claim, such as a benefit claim, that was explicitly or implicitly denied before you signed this Release; (e) any claim you might have for extra benefits as a consequence of payments you receive because of signing this Release; or (f) any claim to attorneys’ fees or other indemnities.  Except to enforce your Agreement or this

Release, you agree that you will never commence, prosecute, or cause to be commenced or prosecuted any lawsuit or proceeding of any kind against the Company or those associated with the Company in any forum and agree to withdraw with prejudice all complaints or charges, if any, that you have filed against the Company or those associated with the Company.

Anything in this Release to the contrary notwithstanding, this Release does not include a release of:  (i) any of your rights under the Agreement;  (ii) any rights you may have to indemnification under any agreement, law, Company organizational document or policy, or otherwise; (iii) any rights you may have to equity, compensation or benefits under the Company’s equity, compensation or benefit plans except as otherwise provided in your Agreement or claims specifically identified in this Release; (iv) any rights or claims under the Age Discrimination in Employment Act or any other law that arise after you sign this Release; or (iii) your right to enforce this Release or any of the foregoing items described in this paragraph.

By signing this Release, you further agree as follows:

i.              You have read this Release carefully and fully understand its terms;

ii.             You have had at least twenty-one (21) days to consider the terms of the Release;

iii.            You have seven (7) days from the date you sign this Release to revoke it by written notification to the Company.  After this seven (7)-day period, this Release is final and binding and may not be revoked;

iv.            You have been advised to seek legal counsel and have had an opportunity to do so;

v.             You would not otherwise be entitled to the benefits provided under your Agreement had you not agreed to execute this Release; and

vi.            Your agreement to the terms set forth above is voluntary.

(The remainder of this page was intentionally left blank)

TIER-2

CHANGE-IN-CONTROL AGREEMENT

FOR CERTAIN EXECUTIVES

OF IMS HEALTH INCORPORATED

[Date]

PERSONAL AND CONFIDENTIAL

[Name and Title]

IMS Health Incorporated

901 Main Avenue, Suite 612

Norwalk, CT  06851

Dear [         ]:

IMS Health Incorporated (the “Company”) considers it essential to the best interests of its stockholders to foster the continued employment of key management personnel.  In this connection, the Board of Directors of the Company (the “Board”) recognizes that the possibility of a change in ownership or control of the Company may result in the departure or distraction of such personnel to the detriment of the Company and its stockholders.  As you are a skilled and dedicated executive with important management responsibilities and talents, the Company believes that its best interests will be served if you are encouraged to remain with the Company.

The Company has determined that your ability to perform your responsibilities and utilize your talents for the benefit of the Company, and the Company’s ability to retain you as an employee, will be significantly enhanced if you are provided with fair and reasonable protection from the risks of a change in ownership or control of the Company.  Accordingly, in order to induce you to remain in the employ of the Company, you and the Company agree as follows:

1. Term of Agreement.

(a) Generally.  Except as provided in Section 1(b) hereof, (i) this Agreement shall be effective as of January 1, 2009 and shall continue in effect through December 31, 2010, and (ii) commencing on January 1, 2011, and each January 1 thereafter, this Agreement shall be automatically extended for one additional year unless, not later than November 30th of the preceding year, either party to this Agreement gives notice to the other that the Agreement shall not be extended under this Section 1(a); provided, however, that no such notice by the Company shall be effective if a Change in Control or Potential Change in Control (both as defined herein) shall have occurred prior to the date of such notice.

(b) Upon a Change in Control.  If a Change in Control shall have occurred at any time during the period in which this Agreement is effective, this Agreement shall continue in effect for (i) the remainder of the month in which the Change in Control occurred and (ii) a term of 24 months beyond the month in which such Change in Control occurred (such entire period hereinafter referred to as the “Protected Period”).

2. Change in Control; Potential Change in Control.

(a) A “Change in Control” shall be deemed to have occurred if, during the term of this Agreement:

(i) any “Person,” as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then-outstanding securities;

(ii) during any period of twenty-four months (not including any period prior to the effectiveness of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections (2)(a)(i), (iii) or (iv) hereof, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s securities) whose election by the Board or nomination for election by the Company’s stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii) any transaction (or series of transactions) is consummated under which the Company is merged or consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (B) after which no Person holds 20% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity;

(iv) a sale or disposition by the Company of all or substantially all of the Company’s assets is consummated or the stockholders of the Company approve a plan of complete liquidation of the Company; or

(v) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Change in Control has occurred.

(b) A “Potential Change in Control” shall be deemed to have occurred if:

(i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

(ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; or

(iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

(c) Employee Covenants.  You agree that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control, you will remain in the employ of the Company until the earliest of (i) a date which is 180 days from the occurrence of such Potential Change in Control, (ii) the termination of your employment by reason of Disability (as defined herein) or (iii) the date on which you first become entitled under this Agreement to receive the benefits provided in Section 3(b) hereof.

(d) Company Covenant Regarding Potential Change in Control or Change in Control.  In the event of a Potential Change in Control or a Change in Control, the Company shall, not later than 15 days thereafter, have established one or more rabbi trusts and shall deposit therein cash in an amount sufficient to provide for full payment of all potential obligations of the Company that would arise assuming consummation of a Change in Control and a subsequent termination of your employment under Section 3(b).  Such rabbi trust(s) shall be irrevocable and shall provide that the Company may not, directly or indirectly, use or recover any assets of the trust(s) until such time as all obligations which potentially could arise hereunder have been settled and paid in full or otherwise extinguished, subject only to the claims of creditors of the Company in the event of insolvency or bankruptcy of the Company; provided, however, that if no Change in Control has occurred within two years after such Potential Change in Control, such rabbi trust(s) shall at the end of such two-year period become revocable and may thereafter be revoked by the Company.

(e)    Acceleration of Awards Upon a Change in Control. In the event of a Change in Control, all outstanding stock options, restricted stock units, stock appreciation rights, restricted stock, and other equity-based awards that you hold shall become vested, and in the case of options and stock appreciation rights, exercisable.  In the event that any such vested equity-based award that is subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), cannot be paid to you upon such Change in Control because such Change in Control does not qualify as a change in control within the meaning provided by Section 1.409A-3(i)(5) of the Treasury Regulations, you will have the right to elect to denominate such award in cash both at the time of the Change in Control (as defined in Section 2(a) of this Agreement) and again upon your termination of employment following the Change in Control.  If you elect to denominate such award in cash, the Company will adjust the cash payment to reflect the deferred payment date by multiplying the payment by the product of the six-month CMT Treasury Bill annualized yield rate as published by the U.S. Treasury for the date on which the award was denominated in cash (or the most appropriate surrogate for such rate if such rate is not available) multiplied by a fraction, the numerator of which is the number of days from and including the date on which the award was denominated in cash until and including the date of payment of such award to you and the denominator of which is 365 and pay such adjusted amount to you.

(f)            Gross-up If Excise Tax Would Apply.  In the event you become entitled to any amounts or benefits payable in connection with a Change in Control or other change in ownership or control (whether or not such amounts are payable pursuant to this Agreement) (the “Change in Control Payments”), if any of such Change in Control Payments are subject to the tax (the “Excise Tax”) imposed by Section 4999 of the Code (or any similar federal, state or local tax that may hereafter be imposed), the Company will pay to you at the time specified in Section 2(f)(iii) hereof an additional amount (the “Gross-Up Payment”) such that the net amount you retain, after deduction of any Excise Tax on the Total Payments (as hereinafter defined) and any federal, state and local income tax and Excise Tax upon the payments provided for by this Section 2(f), shall be equal to the Total Payments.

(i) For purposes of determining whether any of the Change in Control Payments will be subject to the Excise Tax and the amount of such Excise Tax:

(A)  any payments or benefits received or to be received by you in connection with a Change in Control or other change in ownership or control or your termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (which, together with the Change in Control Payments, constitute the “Total Payments”) shall be treated as “parachute payments” within the meaning of Section 280G(b)(2) of the Code, and all “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of nationally-recognized tax counsel selected by you such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax;

(B) the amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of (I) the total amount of the Total Payments and (II) the amount of excess parachute payments within the meaning of Section 280G(b)(1) of the Code (after applying Section 2(f)(i)(A) hereof); and

(C) the value of any non-cash benefits or any deferred payments or benefits shall be determined by a nationally-recognized accounting firm selected by you in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

(ii) For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of your residence in the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes which could actually be obtained from deduction of such state and local taxes by you.  In the event that the Excise Tax is subsequently determined to be less than the amount taken into account and paid to you hereunder, you shall file for a refund of such excess Excise Tax.  You shall repay to the Company the excess Excise Tax amount actually refunded to you by the Internal Revenue Service within ten business days after the later of (A) the date that the Internal Revenue Service makes a final determination (within the meaning of Section 1313 of the Code) that an overpayment of such Excise Tax was made (and including a final determination of the amount thereof) and (B) the actual receipt of the refund check from the Internal Revenue Service for the amount of such overpayment of Excise Tax by you; provided, however, if no refund shall be due to you because such overpayment of the Excise Tax has been applied to satisfy your other tax liabilities, you shall notify the Company of such application of the overpayment to your other tax liabilities and shall pay to the Company within ten business days after such application of the overpayment to your other tax liabilities the amount of the Excise Tax that would otherwise have been refunded. In the event that the Excise Tax is determined to exceed the amount taken into account and paid hereunder, the Company shall make an additional Gross-Up Payment in respect of such excess within ten business days after the time that the amount of such excess is determined but in no event later than 30 days after the Change in Control. In no event shall any Gross-Up Payment be made under this Section 2(f) later than the last day of the taxable year next following the taxable year in which you remit the Excise Tax.  Anything in this Section 2(f) to the contrary notwithstanding, any Gross-Up Payment to be made hereunder shall be subject to such delay in payment as may apply under Section 3(c) of this Agreement (including but not limited to Section 3(c)(vi)) in the event that such payment is made in connection with your termination of employment and is subject to Section 409A of the Code.

(iii) The Gross-Up Payment provided for in this Section 2(f) shall be made at the same time as any payments giving rise to an Excise Tax are made; provided, however, that if the amount of such Gross-Up Payment cannot be finally determined at the same time as any payments giving rise to an Excise Tax are made, the Company shall pay you at the time the payments giving rise to an Excise Tax are made an estimate, as determined in good faith by the Company pursuant to Section 2(f)(iv) hereof, of the amount of such Gross-Up Payment and shall pay the remainder of such Gross-Up Payment at the time provided in Section 2(f)(ii) above.  Your right to payments under this Section 2(f) shall be treated as a right to a series of separate payments under Section 1.409A-2(b)(2)(iii) of the Treasury Regulations.

(iv) All determinations under this Section 2(f) shall be made by the Company at its expense using a nationally recognized public accounting firm you have selected, and such determination shall be binding upon you and the Company.

3. Termination.

(a) Termination by the Company for Cause, by You Without Good Reason, or by Reason of Death or Disability.  If during the Protected Period your employment by the Company is terminated by the Company for Cause, by you without Good Reason, or because of your death or Disability, the Company shall be relieved of its obligation to make any payments to you other than (i) its payment of amounts otherwise accrued and owing but not yet paid and (ii) any amounts payable under then-existing equity, compensation or benefit programs at the time such amounts are due.

(b) Termination by the Company Without Cause or by You for Good Reason.  If during the Protected Period your employment by the Company is terminated by the Company without Cause or by you for Good Reason, you shall be entitled to the compensation and benefits described in this Section 3(b).  If your employment by the Company is terminated by the Company without Cause or by you for Good Reason after a Potential Change in Control but prior to the Change in Control contemplated by such Potential Change in Control, the Protected Period shall commence upon the subsequent occurrence of such Change in Control, your actual termination shall be deemed a termination occurring during the Protected Period and covered by this Section 3(b), your Date of Termination shall be deemed to have occurred immediately following such Change in Control, and Notice of Termination shall be deemed to have been given by the Company immediately prior to your actual termination.  Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder.  The compensation and benefits provided under this Section 3(b) are as follows:

(i) The Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, on the fifth day following the Date of Termination, and you shall receive all other amounts to which you are entitled under any equity, compensation or benefit plan of the Company, at the time such payments are due in accordance with the terms of such equity, compensation or benefit plan.

(ii) In the payroll period next following the payroll period in which your Date of Termination occurs, the Company shall pay you, in lieu of any further salary, bonus or severance payments for periods subsequent to the Date of Termination, a lump sum amount in cash equal to two times the sum of:

(A) the greater of (I) your annual base salary in effect immediately prior to the Change in Control of the Company or (II) your annual base salary in effect at the time Notice of Termination is given; and

(B) the greater of (I) your annual target bonus for the year in which the Change in Control occurs or, (II) if no such target bonus has yet been determined for such year, the annual bonus actually earned by you in the year immediately preceding the year in which the Change in Control occurs.

(iii) In the payroll period next following the payroll period in which your Date of Termination occurs, the Company shall pay to you, in lieu of amounts which may otherwise be payable to you under the Executive Annual Incentive Plan or any other bonus, incentive or award plan (the “Bonus Plan”), an amount in cash equal to (A) that portion of your annual target bonus payable in cash for the year in which the Change in Control occurs, multiplied by a fraction, (I) the numerator of which equals the number of full or partial days in such annual performance period during which you were employed by the Company and (II) the denominator of which is 365, and (B) the entire target bonus opportunity with respect to each performance or vesting period in progress under all Bonus Plans in effect at the time of termination; provided, however, if you have previously deferred any award payable under any such Bonus Plan, the terms of the applicable Bonus Plan shall determine the time of payment of the cash amount that is payable under this Section 3(b)(iii) in lieu of such award and in the event that any such cash payment must be delayed by reason of your previous deferral of the corresponding award under such Bonus Plan or by reason of the application of Section 3(c) of this Agreement, such cash amount will be adjusted to reflect the deferred payment date by multiplying the cash amount by the product of the six-month CMT Treasury Bill annualized yield rate as published by the U.S. Treasury for the date on which the cash amount would have been paid to you under this Section 3(b)(iii) but for such delay (or the most appropriate surrogate for such rate if such rate is not available) multiplied by a fraction, the numerator of which is the number of days from and including the date on which the cash amount would have been paid to you under this Section 3(b)(iii) but for such delay and including the date of payment of such cash amount to you and the denominator of which is 365 and the Company pay such adjusted cash amount to you.

(iv) The Company shall provide you with a cash allowance for outplacement and job search activities (including, but not limited to, office and secretarial expenses) in the amount of 20% of your annual base salary and annual target bonus taken into account under Section 3(b)(ii) hereof, provided that (A) such cash allowance shall not exceed $100,000 and (B) such cash allowance shall apply only to those costs or obligations that are incurred by you before the last day of the second calendar year following the calendar year in which your Date of Termination occurs. Payments of such cash allowance shall be made on the fifteenth day following the submission of each receipt to the Company evidencing costs or obligations incurred by you in connection with outplacement and job search activities, but in no event later than the last day of the third calendar year following the calendar year in which your Date of Termination occurs.

(v)  Notwithstanding the provisions of your Restrictive Covenant Agreement with the Company, your agreement set forth in such Restrictive Covenant Agreement not to compete with the Company for one year after your termination of employment shall not apply; however, the other provisions of your Restrictive Covenant Agreement shall remain in full force and effect, including without limitation, the non-solicitation, non-disclosure, confidentiality and non-disparagement covenants set forth therein.

(vi)  If you are an expatriate, you will be repatriated, at the Company’s expense, to your home country or to any other country you choose provided that the Company’s cost for your repatriation will not exceed the cost the Company would have incurred had it repatriated you to your home country.  Your repatriation allowances and benefits will be as described in the Company’s Long-Term Assignment Policy, including the time and form of payment of such allowances and benefits, but there will be no claw-back of any relocation costs by reason of the early termination of your assignment.

(vii) During the 24-month period following your termination of employment, you will continue to participate in the Company’s health and life insurance plans and programs in which you were participating immediately prior to your termination, the terms of which allow your continued participation, as if you had continued in employment with the Company during such period, and on terms no less favorable than the terms applicable to you before the Change in Control. For so long as you participate in the Company plans and programs referred to in this Section 3(b)(vii), you shall receive cash payments equal on an after-tax basis to your cost for participating in such plans and programs, with such payments to be made by the Company to you on a monthly basis and in accordance with Section 3(c) of this Agreement.  If and when the terms of the Company plans and programs referred to in this Section 3(b)(vii) do not allow your continued participation, you shall instead be paid cash payments equivalent on an after-tax basis to the value of the additional benefits described in this Section 3(b)(vii) that you would have received under such plans or programs had you continued to be employed during such period, with such payments to be made by the Company to you on a monthly basis during such period and in accordance with Section 3(c) of this Agreement (it being understood that the Company payments to you attributable to these benefits will be equal on an after-tax basis to the full monthly premium cost to you to purchase such benefits independently, and shall not be limited to the value of the Company contribution, if any, to the cost of an employee’s coverage under any such health or life insurance plan, but shall not exceed the highest risk premium charged by a carrier having an investment grade or better credit rating). Notwithstanding the foregoing, the benefits described in this Section 3(b)(vii) shall constitute secondary coverage with respect to any health or life insurance benefits actually received by you in connection with any subsequent employment (or self-employment) during the 24-month period following your termination.  In addition, notwithstanding the foregoing, nothing in this Section 3(b)(vii) shall alter any right you may have to participate in any Company health or life insurance plan or program that covers former employees of the Company in accordance with the generally applicable terms of such plan or program.

(viii) When you attain age 55, if you are eligible to participate in the Company’s retiree health and life insurance plans, you will receive monthly payments from the Company to reimburse you for your cost to participate in those plans, grossed up for your taxes, for so long as you are eligible to participate in those plans.  If and when you are not eligible to participate in the Company’s retiree health and life insurance plans (including, but not limited to, as a result of such plans’ termination), you will instead receive cash payments equivalent on an after-tax basis to the value of the retiree health and life insurance benefits you would have received under the Company’s retiree health and life insurance plans (providing benefits no less than those provided in the year in which you first entered into a Change in Control Agreement with the Company) had you qualified for full retiree health and life insurance benefits under the Company’s retiree health and life insurance plans, with such payments to be made by the Company to you on a monthly basis (it being understood that the Company payments to you attributable to the retiree health and life insurance benefits will be equal on an after-tax basis to the full monthly premium cost to you to purchase such benefits independently, and shall not be limited to the value of the Company contribution, if any, to the cost of coverage under the Company’s retiree health and life insurance plans, but shall not exceed the highest risk premium charged by a carrier having an investment grade or better credit rating).  Notwithstanding the foregoing, the benefits described in this Section 3(b)(viii) shall constitute secondary coverage with respect to any health or life insurance benefits actually received by you in connection with any subsequent employment (or self-employment) or otherwise following your attainment of age 55.

(c) Reimbursements; Section 409A Exemptions; Delayed Payments Under Section 409A.

(i) Any reimbursements made or in-kind benefits provided under this Agreement shall be subject to the following conditions:

(A) the amount of expenses eligible for reimbursement or in-kind benefits provided in any one taxable year shall not affect the amount of expenses eligible for reimbursement or in-kind benefits provided in any other taxable year;

(B) the reimbursement of any expense shall be made each calendar quarter and not later than the last day of the taxable year following the taxable year in which the expense was incurred (unless this Agreement specifically provides for reimbursement by an earlier date);

(C) the right to reimbursement of an expense or payment of an in-kind benefit shall not be subject to liquidation or exchange for another benefit.

(ii) Any reimbursement under Sections 3(b)(vii) or 3(b)(viii) for expenses for medical coverage purchased by you that are made during the period of time you would be entitled (or would, but for such reimbursement, be entitled) to continuation coverage under the Company’s Health Plan pursuant to COBRA if you had elected such coverage and paid the applicable premiums shall be exempt from Section 409A of the Code and the six-month delay in payment described hereinbelow pursuant to Section 1.409A-1(b)(9)(v)(B) of the Treasury Regulations.

(iii) Any reimbursement under Section 3(b)(iv) relating to outplacement expenses shall be exempt from Section 409A of the Code and the six-month delay in payment described hereinbelow pursuant to Section 1.409A-1(b)(9)(v)(A) of the Treasury Regulations and shall not be subject to Section 3(c)(i) above.

(iv) Your right to reimbursements under this Agreement shall be treated as a right to a series of separate payments under Section 1.409A-2(b)(2)(iii) of the Treasury Regulations.

(v) It is intended that: (A) payments made under this Agreement due to your termination of employment that are paid on or before the 15th day of the third month following the end of the taxable year in which your termination of employment occurs shall be exempt from compliance with Section 409A of the Code pursuant to the exemption for short-term deferrals set forth in Section 1.409A-1(b)(4) of the Treasury Regulations (the “Exempt Short-Term Deferral Payments”); and (B) payments under this Agreement, other than Exempt Short-Term Deferral Payments, that are made on or before the last day of the second taxable year following the taxable year in which you terminate employment in an aggregate amount not exceeding two times the lesser of: (I) the sum of your annualized compensation based on your annual rate of pay for the taxable year preceding the taxable year in which you terminate employment (adjusted for any increase during that year that was expected to continue indefinitely if you had not terminated employment); or (II) the maximum amount that may be taken into account under a qualified plan pursuant to Section 401(a)(17) of the Code for the year in which you terminate employment shall be exempt from compliance with Section 409A of the Code pursuant to the exception for payments under a separation pay plan as set forth in Section 1.409A-1(b)(9)(iii) of the Treasury Regulations.

(vi) Anything in this Agreement to the contrary notwithstanding, payments to be made under this Agreement upon your termination of employment which are subject to Section 409A of the Code shall be delayed for six months following such termination of employment if you are a Specified Employee as defined in Section 3(e)(vi) on the date of your termination of employment.  Any payment or reimbursement due within such six-month period shall be delayed to the end of such six-month period. The Company will adjust the payment or reimbursement to reflect the deferred payment date by multiplying the payment or reimbursement by the product of the six-month CMT Treasury Bill annualized yield rate as published by the U.S. Treasury for the date on which such payment or reimbursement would have been made but for the delay (or the most appropriate surrogate for such rate if such rate is not available) multiplied by a fraction, the numerator of which is the number of days by which such payment or reimbursement was delayed and the denominator of which is 365.  In the event of a reimbursement that is required by other terms of this Agreement to be made on an after-tax basis and which is subject to the six-month delay provided herein, the reimbursement as adjusted in accordance with this Section 3(c)(vi) to reflect the deferred payment date shall be paid to you on an after-tax and fully grossed-up basis so that you are held economically harmless. The Company will pay the adjusted payment or reimbursement at the beginning of the seventh month following your termination of employment. Notwithstanding the foregoing, if calculation of the amounts payable by any payment date specified in this Agreement is not administratively practicable due to events beyond your control (or the control of your beneficiary or estate) and for reasons that are commercially reasonable, payment will be made as soon as administratively practicable in compliance with Section 409A of the Code and the Treasury Regulations thereunder.  In the event of your death during such six-month period, payment will be made in the payroll period next following the payroll period in which your death occurs.

(d) Notice.  During the Protected Period, any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto.

(e) Certain Definitions.  For purposes of this Agreement and except as otherwise indicated in this Agreement, all definitions in this Section 3(e) shall be applicable during the Protected Period only.

(i) Cause.  “Cause” shall mean termination on account of (A) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or Disability or any failure after the issuance of a Notice of Termination by you for Good Reason) which failure is demonstrably and materially damaging to the financial condition or reputation of the Company and/or its subsidiaries, and which failure continues more than 48 hours after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties and the demonstrable and material damage caused thereby or (B) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise.  No act, or failure to act, on your part shall be deemed “willful” unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company.  Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of the resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, you were guilty of conduct set forth above in this Section 3(e)(i) and specifying the particulars thereof in detail.

(ii) Date of Termination.  “Date of Termination” shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such 30-day period) or (B) if your employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination for Cause, shall not be less than 30 days from the date such Notice of Termination is given and, in the case of a termination by you for Good Reason, shall not be less than 30 nor more than 60 days from the date such Notice of Termination is given).

(iii) Disability.  “Disability” shall mean your absence from the full-time performance of your duties with the Company for six consecutive months as a result of your incapacity due to physical or mental illness or disability, and within 30 days after written Notice of Termination is thereafter given you shall not have returned to the full-time performance of your duties.

(iv) Good Reason.  “Good Reason” shall mean, without your express written consent, the occurrence upon or after a Change in Control of any of the following circumstances provided that you shall have given notice of such circumstance(s) to the Company within a period not to exceed 90 days of the initial existence of such circumstance(s) and the Company shall not have remedied such circumstance(s) within 30 days after receipt of such notice:

(A) the assignment to you of any duties materially inconsistent with the position in the Company that you held immediately prior to the Change in Control, or a materially adverse alteration in the nature or status of your responsibilities or the conditions of your employment from those in effect immediately prior to such Change in Control;

(B) a material reduction by the Company in your annual base salary, any target bonus or perquisites as in effect immediately prior to the Change in Control or as the same may be increased from time to time except for across-the-board perquisite reductions similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company;

(C) the relocation of the principal place of your employment to a location more than 50 miles from the location of such place of employment on the date of this Agreement except for required travel on the Company’s business to an extent substantially consistent with your business travel obligations prior to the Change in Control;

(D) the failure by the Company to pay to you any material portion of your compensation or to pay to you any material portion of an installment of deferred compensation under any deferred compensation program of the Company within a reasonable time after the date such compensation is due;

(E) the failure by the Company to continue in effect any material compensation or benefit plan in which you participated immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amounts of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change in Control;

(F) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 7 hereof; or

(G) any purported termination of your employment that is not effected pursuant to a Notice of Termination that is in material compliance with the requirements of Section 3(e)(v) (and, if applicable, the requirements of Section 3(e)(i) hereof), which purported termination shall not be effective for purposes of this Agreement.

Notwithstanding anything in this Agreement to the contrary, if you terminate your employment after a Potential Change in Control but prior to the Change in Control contemplated by such Potential Change in Control, a determination as to whether you will be deemed to have terminated your employment for Good Reason upon such Change in Control as provided in Section 3(b) of this Agreement will be made by substituting “Potential Change in Control” for “Change in Control” each place it appears in this Section 3(e)(iv) above.

(v) Notice of Termination.  “Notice of Termination” shall mean notice indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

(vi) Specified Employee. “Specified Employee” shall mean an employee of the Company who satisfies the requirements for being designated a “key employee” under Section 416(i)(1)(A)(i), (ii) or (iii) of the Code without regard to Section 416(i)(5) of the Code at any time during a calendar year, in which case such employee shall be considered a Specified Employee for the twelve-month period beginning on the first day of the fourth month immediately following the end of such calendar year. Notwithstanding the foregoing, all employees who are nonresident aliens during an entire calendar year are excluded for purposes of determining which employees meet the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code without regard to Section 416(i)(5) of the Code for such calendar year. The term “nonresident alien” as used herein shall have the meaning set forth in Regulations Section 1.409A-1(j).  In the event of any corporate spinoff or merger, the determination of which employees meet the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code without regard to Section 416(i)(5) of the Code for any calendar year shall be determined in accordance with Regulations Section 1.409A-1(i)(6).

4. Mitigation.  Except as provided in Sections 3(b)(vii) and (viii) and Section 6 hereof, you shall not be required to mitigate the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for under this Agreement be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise.

5.  Release of Employment Claims.  You agree, as a condition to your receipt of the compensation and benefits provided for under this Agreement, that you will execute a general release agreement, in substantially the form set forth as Attachment A to this Agreement, releasing any and all claims arising out of your employment other than: (a) the enforcement of this Agreement; (b) with respect to vested rights or rights provided for under any equity, compensation or benefit plan or arrangement of the Company; or (c) rights to indemnification under any agreement, law, Company organizational document or policy, or otherwise.  The Company will provide you with a copy of such release simultaneously with or as soon as practicable following the delivery of the Notice of Termination but not later than 21 days before (45 days before if your termination is part of an exit incentive or other employment termination program offered to a group or class of employees) the Date of Termination.  You must deliver the executed release to the Company not later than eight days before the date of payment of your compensation and benefits provided for under this Agreement.

6.  Forfeiture.  Except as otherwise provided in Section 3(b)(v) of this Agreement, if you willfully and materially fail to comply with the terms of your Restrictive Covenant Agreement with the Company or if you willfully and materially fail to comply with Section 2(c) or Section 5 of this Agreement, all compensation and benefits provided for under this Agreement shall be immediately forfeited. Notwithstanding the foregoing, you shall not forfeit any compensation or benefits provided for under this Agreement unless and until there shall have been delivered to you, within six months after the Board (a) had knowledge of conduct or an event allegedly constituting grounds for such forfeiture and (b) had reason to believe that such conduct or event could be grounds for such forfeiture, a copy of a resolution duly adopted by a majority affirmative vote of the membership of the Board at a meeting of the Board called and held for such purpose (after giving you reasonable notice specifying the nature of the grounds for such forfeiture and not less than 30 days to correct the acts or omissions complained of, if correctable, and affording you the opportunity, together with your counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, you have engaged and continue to engage in conduct which constitutes grounds for forfeiture of your compensation and benefits under this Agreement; provided, however, that in the event that you shall have already received any compensation or benefits under this Agreement before the Board makes the determination described in this sentence, you shall immediately reimburse the Company for such compensation and/or benefits following such determination by the Board. The forfeiture of any compensation or benefits provided for under this Agreement by reason of this Section 6 shall apply to such compensation and benefits notwithstanding any other term or provision of this Agreement or any other agreement or plan.

7. Successors; Binding Agreement.

(a) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.  As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

(b) This Agreement shall inure to the benefit of and be enforceable by you and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.  In the event of your death, all amounts otherwise payable to you hereunder shall, unless otherwise provided herein, be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

(c)  Neither this Agreement nor the rights or obligations hereunder of the parties hereto shall be transferable or assignable by you, except in accordance with the laws of descent and distribution or as specified in Section 7(b), or by the Company except to a successor as defined in Section 7(a).

8. Notice.  Notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when (a) personally delivered or (b) mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement; provided that all notice to the Company shall be directed to the attention of the Board with a copy to the General Counsel of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

9. Miscellaneous.  No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be designated by the Board.  No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the time or at any prior or subsequent time.  All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law.  The obligations of the Company under this Agreement shall survive the expiration of this Agreement to the extent necessary to give effect to this Agreement.

10. Validity.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

11. Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

12. Entire Agreement.  This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and during the term of this Agreement cancels and supersedes the provisions of all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereof with respect to the subject matter contained herein.  No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.  Notwithstanding anything to the contrary in this Agreement, the procedural provisions of this Agreement shall apply to all benefits payable as a result of a Change in Control (or other change in control) under any employee benefit plan, agreement, program, policy or arrangement of the Company.  The foregoing notwithstanding, in the event of any conflict or ambiguity between this Agreement and any employment agreement executed by you and the Company, the provisions of such employment agreement shall govern; but no payment or benefit under this Agreement shall be made or extended which duplicates any payment or benefit under any such employment agreement.

13.  Governing Law.    This Agreement is governed by and is to be construed, administered, and enforced in accordance with the laws of the State of Connecticut,

without regard to its conflicts of law principles. If under the governing law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation, ordinance, or other principle of law, such portion shall be deemed to be modified or altered to the extent necessary to conform thereto or, if that is not possible, to be omitted from this Agreement. Anything in this Agreement to the contrary notwithstanding, the terms of this Agreement shall be interpreted and applied in a manner consistent with the requirements of Section 409A of the Code and the Treasury Regulations so as not to subject you to the payment of any tax penalty or interest which may be imposed by Section 409A of the Code and the Company shall have no right to accelerate or make any payment under this Agreement except to the extent such action would not subject you to the payment of any tax penalty or interest under Section 409A of the Code.  If all or a portion of the benefits and payments provided under this Agreement constitute taxable income to you for any taxable year that is prior to the taxable year in which such payments and/or benefits are to be paid to you as a result of the Agreement’s failure to comply with the requirements of Section 409A of the Code and the Regulations, the applicable payment or benefit shall be paid immediately to you to the extent such payment or benefit is required to be included in your income.  If you become subject to any tax penalty or interest under Section 409A of the Code by reason of this Agreement, the Company shall reimburse you on a fully grossed-up and after-tax basis for any such tax penalty or interest (so that you are held economically harmless) ten business days prior to the date such tax penalty or interest is due and payable by you to the government.

14.    Reimbursement of Expenses in Enforcing Rights.    All reasonable costs and expenses (including fees and disbursements of counsel) incurred by you in seeking to interpret this Agreement or enforce rights pursuant to this Agreement shall be paid on behalf of or reimbursed to you promptly by the Company, whether or not you are successful in asserting such rights; provided, however, that no reimbursement shall be made of such expenses relating to any unsuccessful assertion of rights if and to the extent that your assertion of such rights was in bad faith or frivolous, as determined by arbitrators in accordance with Section 15 or a court having jurisdiction over the matter.  Any such payment or reimbursement shall be made on an after-tax basis each calendar quarter for all costs and expenses actually incurred as provided in this Section 14 and in accordance with the provisions of Section 3(c) of this Agreement, but not later than the last day of the year in which the expense was incurred.

15.    Arbitration.    Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Fairfield, Connecticut by three arbitrators in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association in effect at the time of submission to arbitration. Judgment may be entered on the arbitrators’ award in any court having jurisdiction. For purposes of entering any judgment upon an award rendered by the arbitrators, the Company and you hereby consent to the jurisdiction of any or all of the following courts: (a) the United States District Court for the District of Connecticut, (b) any of the courts of the State of Connecticut, or (c) any other court having jurisdiction. The Company and you further agree that any service of process or notice requirements in any such proceeding shall be satisfied if the rules of such court relating thereto have been substantially satisfied. The Company and you hereby waive, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to such jurisdiction and any defense of inconvenient forum. The Company and you hereby agree that a judgment upon an award rendered by the arbitrators may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Subject to Section 14, the Company shall bear all costs and expenses arising in connection with any arbitration proceeding pursuant to this Section 15 and shall pay such costs and expenses each calendar quarter in accordance with the provisions of Section 3(c) of this Agreement, but not later than the last day of the year in which the expense was incurred.. Notwithstanding any provision in this Section 15, you shall be paid during the pendency of any dispute or controversy arising under or in connection with this Agreement.

16.    Interest on Unpaid Amounts.    Any amount which has become payable pursuant to the terms of this Agreement or any decision by arbitrators or judgment by a court of law pursuant to Section 15 but which has not been timely paid shall bear interest at the prime rate in effect at the time such amount first becomes payable, as quoted by the Company’s principal bank, except as otherwise provided in Sections 2(e), 3(b)(iii) and 3(c)(vi) of this Agreement (concerning interest payable with respect to certain delayed payments that are subject to Section 409A of the Code).

If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.

IMS HEALTH INCORPORATED

By:
Chairman and Chief Executive Officer

Agreed to this                                          day

of                                                         , 2008.

ATTACHMENT A

RELEASE

We advise you to consult an attorney before you sign this Release.  You have until the date which is seven (7) days after the Release is signed and returned to IMS Health Incorporated to change your mind and revoke your Release.  Your Release shall not become effective or enforceable until after that date.

In consideration for the benefits provided under your Change-in-Control Agreement with IMS Health Incorporated (the “Agreement”), by your signature below, you, for yourself and on behalf of your heirs, executors, agents, representatives, successors and assigns, hereby release and forever discharge IMS Health Incorporated, its past and present parent corporations, subsidiaries, divisions, subdivisions, affiliates and related companies (collectively, the “Company”) and the Company’s past, present and future agents, directors, officers, employees, representatives, assigns, stockholders, attorneys, agents, insurers, employee benefit programs (and the trustees, administrators, fiduciaries and insurers of such programs), and any other persons acting by, through, under or in concert with any of the persons or entities listed herein, and their successors (hereinafter “those associated with the Company”) and with respect to any and all claims, demands, actions and liabilities, whether in law or equity, which you may have against the Company or those associated with the Company of whatever kind, including but not limited to those arising out of your employment with the Company or the termination of that employment.  You agree that this Release covers, but is not limited to, claims arising under the Age Discrimination in Employment Act of 1967, 29 U.S.C. § 621 et seq., Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Americans with Disabilities Act of 1990, 42 U.S.C. § 12101 et seq., the Fair Labor Standards Act, 29 U.S.C. § 201 et seq., the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001 et seq., the Family and Medical Leave Act of 1993 and any local, state or federal law, regulation or order providing workers’ compensation benefits, restricting an employer’s right to terminate employees or otherwise regulating employment, enforcing express or implied employment contracts or requiring an employer to deal with employees fairly or in good faith, or dealing with discrimination in employment on the basis of sex, race, color, national origin, veteran status, marital status, religion, disability, handicap, or age.  You also agree that this Release includes claims based on wrongful termination of employment, breach of contract (express or implied), tort, or claims otherwise related to your employment or termination of employment with the Company and any claim for attorneys’ fees, expenses or costs of litigation.

This Release covers all claims based on any facts or events, whether known or unknown by you, that occurred on or before the date of this Release. You expressly waive all rights you might have under any law that is intended to protect you from waiving unknown claims and by your signature below indicate your understanding of the significance of doing so. Examples of released claims include, but are not limited to:  (a) claims that in any way relate to your employment with the Company, or the termination of that employment, such as claims for compensation, bonuses, commissions, lost wages, or unused accrued vacation or sick pay (other than under your Agreement); (b) claims that in any way relate to the design or administration of any employee benefit program; (c) claims that you have irrevocable or vested rights to severance or similar benefits (other than under your Agreement) or to post-employment health or group insurance benefits (other than under your Agreement); (d) any claim, such as a benefit claim, that was explicitly or implicitly denied before you signed this Release; (e) any claim you might have for extra benefits as a consequence of payments you receive because of signing this Release; or (f) any claim to attorneys’ fees or other indemnities.  Except to enforce your Agreement or this

Release, you agree that you will never commence, prosecute, or cause to be commenced or prosecuted any lawsuit or proceeding of any kind against the Company or those associated with the Company in any forum and agree to withdraw with prejudice all complaints or charges, if any, that you have filed against the Company or those associated with the Company.

Anything in this Release to the contrary notwithstanding, this Release does not include a release of:  (i) any of your rights under the Agreement;  (ii) any rights you may have to indemnification under any agreement, law, Company organizational document or policy, or otherwise; (iii) any rights you may have to equity, compensation or benefits under the Company’s equity, compensation or benefit plans except as otherwise provided in your Agreement or claims specifically identified in this Release; (iv) any rights or claims under the Age Discrimination in Employment Act or any other law that arise after you sign this Release; or (iii) your right to enforce this Release or any of the foregoing items described in this paragraph.

By signing this Release, you further agree as follows:

i.              You have read this Release carefully and fully understand its terms;

ii.             You have had at least twenty-one (21) days to consider the terms of the Release;

iii.            You have seven (7) days from the date you sign this Release to revoke it by written notification to the Company.  After this seven (7)-day period, this Release is final and binding and may not be revoked;

iv.            You have been advised to seek legal counsel and have had an opportunity to do so;

v.             You would not otherwise be entitled to the benefits provided under your Agreement had you not agreed to execute this Release; and

vi.            Your agreement to the terms set forth above is voluntary.

(The remainder of this page was intentionally left blank)

TIER-3

CHANGE-IN-CONTROL AGREEMENT

FOR CERTAIN EXECUTIVES

OF IMS HEALTH INCORPORATED

[Date]

PERSONAL AND CONFIDENTIAL

[Name and Title]

IMS Health Incorporated

901 Main Avenue, Suite 612

Norwalk, CT  06851

Dear [         ]:

IMS Health Incorporated (the “Company”) considers it essential to the best interests of its stockholders to foster the continued employment of key management personnel.  In this connection, the Board of Directors of the Company (the “Board”) recognizes that the possibility of a change in ownership or control of the Company may result in the departure or distraction of such personnel to the detriment of the Company and its stockholders.  As you are a skilled and dedicated executive with important management responsibilities and talents, the Company believes that its best interests will be served if you are encouraged to remain with the Company.

The Company has determined that your ability to perform your responsibilities and utilize your talents for the benefit of the Company, and the Company’s ability to retain you as an employee, will be significantly enhanced if you are provided with fair and reasonable protection from the risks of a change in ownership or control of the Company.  Accordingly, in order to induce you to remain in the employ of the Company, you and the Company agree as follows:

1. Term of Agreement.

(a) Generally.  Except as provided in Section 1(b) hereof, (i) this Agreement shall be effective as of January 1, 2009 and shall continue in effect through December 31, 2010, and (ii) commencing on January 1, 2011, and each January 1 thereafter, this Agreement shall be automatically extended for one additional year unless, not later than November 30th of the preceding year, either party to this Agreement gives notice to the other that the Agreement shall not be extended under this Section 1(a); provided, however, that no such notice by the Company shall be effective if a Change in Control or Potential Change in Control (both as defined herein) shall have occurred prior to the date of such notice.

(b) Upon a Change in Control.  If a Change in Control shall have occurred at any time during the period in which this Agreement is effective, this Agreement shall continue in effect for (i) the remainder of the month in which the Change in Control occurred and (ii) a term of 24 months beyond the month in which such Change in Control occurred (such entire period hereinafter referred to as the “Protected Period”).

2. Change in Control; Potential Change in Control.

(a) A “Change in Control” shall be deemed to have occurred if, during the term of this Agreement:

(i) any “Person,” as such term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then-outstanding securities;

(ii) during any period of twenty-four months (not including any period prior to the effectiveness of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director nominated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections (2)(a)(i), (iii) or (iv) hereof, (B) a director nominated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or (C) a director nominated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s securities) whose election by the Board or nomination for election by the Company’s stockholders was approved in advance by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii) any transaction (or series of transactions) is consummated under which the Company is merged or consolidated with any other company, other than a merger or consolidation (A) which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (B) after which no Person holds 20% or more of the combined voting power of the then-outstanding securities of the Company or such surviving entity;

(iv) a sale or disposition by the Company of all or substantially all of the Company’s assets is consummated or the stockholders of the Company approve a plan of complete liquidation of the Company; or

(v) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Change in Control has occurred.

(b) A “Potential Change in Control” shall be deemed to have occurred if:

(i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

(ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control; or

(iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

(c) Employee Covenants.  You agree that, subject to the terms and conditions of this Agreement, in the event of a Potential Change in Control, you will remain in the employ of the Company until the earliest of (i) a date which is 180 days from the occurrence of such Potential Change in Control, (ii) the termination of your employment by reason of Disability (as defined herein) or (iii) the date on which you first become entitled under this Agreement to receive the benefits provided in Section 3(b) hereof.

(d) Company Covenant Regarding Potential Change in Control or Change in Control.  In the event of a Potential Change in Control or a Change in Control, the Company shall, not later than 15 days thereafter, have established one or more rabbi trusts and shall deposit therein cash in an amount sufficient to provide for full payment of all potential obligations of the Company that would arise assuming consummation of a Change in Control and a subsequent termination of your employment under Section 3(b).  Such rabbi trust(s) shall be irrevocable and shall provide that the Company may not, directly or indirectly, use or recover any assets of the trust(s) until such time as all obligations which potentially could arise hereunder have been settled and paid in full or otherwise extinguished, subject only to the claims of creditors of the Company in the event of insolvency or bankruptcy of the Company; provided, however, that if no Change in Control has occurred within two years after such Potential Change in Control, such rabbi trust(s) shall at the end of such two-year period become revocable and may thereafter be revoked by the Company.

(e)    Acceleration of Awards Upon a Change in Control. In the event of a Change in Control, all outstanding stock options, restricted stock units, stock appreciation rights, restricted stock, and other equity-based awards that you hold shall become vested, and in the case of options and stock appreciation rights, exercisable.  In the event that any such vested equity-based award that is subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), cannot be paid to you upon such Change in Control because such Change in Control does not qualify as a change in control within the meaning provided by Section 1.409A-3(i)(5) of the Treasury Regulations, you will have the right to elect to denominate such award in cash both at the time of the Change in Control (as defined in Section 2(a) of this Agreement) and again upon your termination of employment following the Change in Control.  If you elect to denominate such award in cash, the Company will adjust the cash payment to reflect the deferred payment date by multiplying the payment by the product of the six-month CMT Treasury Bill annualized yield rate as published by the U.S. Treasury for the date on which the award was denominated in cash (or the most appropriate surrogate for such rate if such rate is not available) multiplied by a fraction, the numerator of which is the number of days from and including the date on which the award was denominated in cash until and including the date of payment of such award to you and the denominator of which is 365 and pay such adjusted amount to you.

(f)    Gross-up If Excise Tax Would Apply.  In the event you become entitled to any amounts or benefits payable in connection with a Change in Control or other change in ownership or control (whether or not such amounts are payable pursuant to this Agreement) (the “Change in Control Payments”), if any of such Change in Control Payments are subject to the tax (the “Excise Tax”) imposed by Section 4999 of the Code (or any similar federal, state or local tax that may hereafter be imposed), the Company will pay to you at the time specified in Section 2(f)(iii) hereof an additional amount (the “Gross-Up Payment”) such that the net amount you retain, after deduction of any Excise Tax on the Total Payments (as hereinafter defined) and any federal, state and local income tax and Excise Tax upon the payments provided for by this Section 2(f), shall be equal to the Total Payments.

(i) For purposes of determining whether any of the Change in Control Payments will be subject to the Excise Tax and the amount of such Excise Tax:

(A)  any payments or benefits received or to be received by you in connection with a Change in Control or other change in ownership or control or your termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any Person whose actions result in a Change in Control or any Person affiliated with the Company or such Person) (which, together with the Change in Control Payments, constitute the “Total Payments”) shall be treated as “parachute payments” within the meaning of Section 280G(b)(2) of the Code, and all “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of nationally-recognized tax counsel selected by you such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax;

(B) the amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of (I) the total amount of the Total Payments and (II) the amount of excess parachute payments within the meaning of Section 280G(b)(1) of the Code (after applying Section 2(f)(i)(A) hereof); and

(C) the value of any non-cash benefits or any deferred payments or benefits shall be determined by a nationally-recognized accounting firm selected by you in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

(ii) For purposes of determining the amount of the Gross-Up Payment, you shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rate of taxation in the state and locality of your residence in the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes which could actually be obtained from deduction of such state and local taxes by you.  In the event that the Excise Tax is subsequently determined to be less than the amount taken into account and paid to you hereunder, you shall file for a refund of such excess Excise Tax.  You shall repay to the Company the excess Excise Tax amount actually refunded to you by the Internal Revenue Service within ten business days after the later of (A) the date that the Internal Revenue Service makes a final determination (within the meaning of Section 1313 of the Code) that an overpayment of such Excise Tax was made (and including a final determination of the amount thereof) and (B) the actual receipt of the refund check from the Internal Revenue Service for the amount of such overpayment of Excise Tax by you; provided, however, if no refund shall be due to you because such overpayment of the Excise Tax has been applied to satisfy your other tax liabilities, you shall notify the Company of such application of the overpayment to your other tax liabilities and shall pay to the Company within ten business days after such application of the overpayment to your other tax liabilities the amount of the Excise Tax that would otherwise have been refunded. In the event that the Excise Tax is determined to exceed the amount taken into account and paid hereunder, the Company shall make an additional Gross-Up Payment in respect of such excess within ten business days after the time that the amount of such excess is determined but in no event later than 30 days after the Change in Control. In no event shall any Gross-Up Payment be made under this Section 2(f) later than the last day of the taxable year next following the taxable year in which you remit the Excise Tax.  Anything in this Section 2(f) to the contrary notwithstanding, any Gross-Up Payment to be made hereunder shall be subject to such delay in payment as may apply under Section 3(c) of this Agreement (including but not limited to Section 3(c)(vi)) in the event that such payment is made in connection with your termination of employment and is subject to Section 409A of the Code.

(iii) The Gross-Up Payment provided for in this Section 2(f) shall be made at the same time as any payments giving rise to an Excise Tax are made; provided, however, that if the amount of such Gross-Up Payment cannot be finally determined at the same time as any payments giving rise to an Excise Tax are made, the Company shall pay you at the time the payments giving rise to an Excise Tax are made an estimate, as determined in good faith by the Company pursuant to Section 2(f)(iv) hereof, of the amount of such Gross-Up Payment and shall pay the remainder of such Gross-Up Payment at the time provided in Section 2(f)(ii) above.  Your right to payments under this Section 2(f) shall be treated as a right to a series of separate payments under Section 1.409A-2(b)(2)(iii) of the Treasury Regulations.

(iv) All determinations under this Section 2(f) shall be made by the Company at its expense using a nationally recognized public accounting firm you have selected, and such determination shall be binding upon you and the Company.

3. Termination.

(a) Termination by the Company for Cause, by You Without Good Reason, or by Reason of Death or Disability.  If during the Protected Period your employment by the Company is terminated by the Company for Cause, by you without Good Reason, or because of your death or Disability, the Company shall be relieved of its obligation to make any payments to you other than (i) its payment of amounts otherwise accrued and owing but not yet paid and (ii) any amounts payable under then-existing equity, compensation or benefit programs at the time such amounts are due.

(b) Termination by the Company Without Cause or by You for Good Reason.  If during the Protected Period your employment by the Company is terminated by the Company without Cause or by you for Good Reason, you shall be entitled to the compensation and benefits described in this Section 3(b).  If your employment by the Company is terminated by the Company without Cause or by you for Good Reason after a Potential Change in Control but prior to the Change in Control contemplated by such Potential Change in Control, the Protected Period shall commence upon the subsequent occurrence of such Change in Control, your actual termination shall be deemed a termination occurring during the Protected Period and covered by this Section 3(b), your Date of Termination shall be deemed to have occurred immediately following such Change in Control, and Notice of Termination shall be deemed to have been given by the Company immediately prior to your actual termination.  Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder.  The compensation and benefits provided under this Section 3(b) are as follows:

(i) The Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, on the fifth day following the Date of Termination, and you shall receive all other amounts to which you are entitled under any equity, compensation or benefit plan of the Company, at the time such payments are due in accordance with the terms of such equity, compensation or benefit plan.

(ii) In the payroll period next following the payroll period in which your Date of Termination occurs, the Company shall pay you, in lieu of any further salary, bonus or severance payments for periods subsequent to the Date of Termination, a lump sum amount in cash equal to one times the sum of:

(A) the greater of (I) your annual base salary in effect immediately prior to the Change in Control of the Company or (II) your annual base salary in effect at the time Notice of Termination is given; and

(B) the greater of (I) your annual target bonus for the year in which the Change in Control occurs or, (II) if no such target bonus has yet been determined for such year, the annual bonus actually earned by you in the year immediately preceding the year in which the Change in Control occurs.

(iii) In the payroll period next following the payroll period in which your Date of Termination occurs, the Company shall pay to you, in lieu of amounts which may otherwise be payable to you under the Executive Annual Incentive Plan or any other bonus, incentive or award plan (the “Bonus Plan”), an amount in cash equal to (A) that portion of your annual target bonus payable in cash for the year in which the Change in Control occurs, multiplied by a fraction, (I) the numerator of which equals the number of full or partial days in such annual performance period during which you were employed by the Company and (II) the denominator of which is 365, and (B) the entire target bonus opportunity with respect to each performance or vesting period in progress under all Bonus Plans in effect at the time of termination; provided, however, if you have previously deferred any award payable under any such Bonus Plan, the terms of the applicable Bonus Plan shall determine the time of payment of the cash amount that is payable under this Section 3(b)(iii) in lieu of such award and in the event that any such cash payment must be delayed by reason of your previous deferral of the corresponding award under such Bonus Plan or by reason of the application of Section 3(c) of this

Agreement, such cash amount will be adjusted to reflect the deferred payment date by multiplying the cash amount by the product of the six-month CMT Treasury Bill annualized yield rate as published by the U.S. Treasury for the date on which the cash amount would have been paid to you under this Section 3(b)(iii) but for such delay (or the most appropriate surrogate for such rate if such rate is not available) multiplied by a fraction, the numerator of which is the number of days from and including the date on which the cash amount would have been paid to you under this Section 3(b)(iii) but for such delay and including the date of payment of such cash amount to you and the denominator of which is 365 and the Company shall pay such adjusted cash amount to you.

(iv) The Company shall provide you with a cash allowance for outplacement and job search activities (including, but not limited to, office and secretarial expenses) in the amount of 20% of your annual base salary and annual target bonus taken into account under Section 3(b)(ii) hereof, provided that (A) such cash allowance shall not exceed $100,000 and (B) such cash allowance shall apply only to those costs or obligations that are incurred by you before the last day of the second calendar year following the calendar year in which your Date of Termination occurs. Payments of such cash allowance shall be made on the fifteenth day following the submission of each receipt to the Company evidencing costs or obligations incurred by you in connection with outplacement and job search activities, but in no event later than the last day of the third calendar year following the calendar year in which your Date of Termination occurs.

(v)  Notwithstanding the provisions of your Restrictive Covenant Agreement with the Company, your agreement set forth in such Restrictive Covenant Agreement not to compete with the Company for one year after your termination of employment shall not apply; however, the other provisions of your Restrictive Covenant Agreement shall remain in full force and effect, including without limitation, the non-solicitation, non-disclosure, confidentiality and non-disparagement covenants set forth therein.

(vi)  If you are an expatriate, you will be repatriated, at the Company’s expense, to your home country or to any other country you choose provided that the Company’s cost for your repatriation will not exceed the cost the Company would have incurred had it repatriated you to your home country.  Your repatriation allowances and benefits will be as described in the Company’s Long-Term Assignment Policy, including the time and form of payment of such allowances and benefits, but there will be no claw-back of any relocation costs by reason of the early termination of your assignment.

(vii) During the 12-month period following your termination of employment, you will continue to participate in the Company’s health and life insurance plans and programs in which you were participating immediately prior to your termination, the terms of which allow your continued participation, as if you had continued in employment with the Company during such period, and on terms no less favorable than the terms applicable to you before the Change in Control. For so long as you participate in the Company plans and programs referred to in this Section 3(b)(vii), you shall receive cash payments equal on an after-tax basis to your cost for participating in such plans and programs, with such payments to be made by the Company to you on a monthly basis and in accordance with Section 3(c) of this Agreement.  If and when the terms of the Company plans and programs referred to in this Section 3(b)(vii) do not allow your continued participation, you shall instead be paid cash payments equivalent on an after-tax basis to the value of the additional benefits described in this Section 3(b)(vii) that you would have received under such plans or programs had you continued to be employed during such period, with such payments to be made by the Company to you on a monthly basis during such period and in accordance with Section 3(c) of this Agreement (it being understood that the Company payments to you attributable to these benefits will be equal on an after-tax basis to the full monthly premium cost to you to purchase such benefits independently, and shall not be limited to the value of the Company contribution, if any, to the cost of an employee’s coverage under any such health or life insurance plan, but shall not exceed the highest risk premium charged by a carrier having an investment grade or better credit rating). Notwithstanding the foregoing, the benefits described in this Section 3(b)(vii) shall constitute secondary coverage with respect to any health or life insurance benefits actually received by you in connection with any subsequent employment (or self-employment) during the 12-month period following your termination.  In addition, notwithstanding the foregoing, nothing in this Section 3(b)(vii) shall alter any right you may have to participate in any Company health or life insurance plan or program that covers former employees of the Company in accordance with the generally applicable terms of such plan or program.

(viii) When you attain age 55, if you are eligible to participate in the Company’s retiree health and life insurance plans, you will receive monthly payments from the Company to reimburse you for your cost to participate in those plans, grossed up for your taxes, for so long as you are eligible to participate in those plans.  If and when you are not eligible to participate in the Company’s retiree health and life insurance plans (including, but not limited to, as a result of such plans’ termination), you will instead receive cash payments equivalent on an after-tax basis to the value of the retiree health and life insurance benefits you would have received under the Company’s retiree health and life insurance plans (providing benefits no less than those provided in the year in which you first entered into a Change in Control Agreement with the Company) had you qualified for full retiree health and life insurance benefits under the Company’s retiree health and life insurance plans, with such payments to be made by the Company to you on a monthly basis (it being understood that the Company payments to you attributable to the retiree health and life insurance benefits will be equal on an after-tax basis to the full monthly premium cost to you to purchase such benefits independently, and shall not be limited to the value of the Company contribution, if any, to the cost of coverage under the Company’s retiree health and life insurance plans, but shall not exceed the highest risk premium charged by a carrier having an investment grade or better credit rating).  Notwithstanding the foregoing, the benefits described in this Section 3(b)(viii) shall constitute secondary coverage with respect to any health or life insurance benefits actually received by you in connection with any subsequent employment (or self-employment) or otherwise following your attainment of age 55.

(c) Reimbursements; Section 409A Exemptions; Delayed Payments Under Section 409A.

(i) Any reimbursements made or in-kind benefits provided under this Agreement shall be subject to the following conditions:

(A) the amount of expenses eligible for reimbursement or in-kind benefits provided in any one taxable year shall not affect the amount of expenses eligible for reimbursement or in-kind benefits provided in any other taxable year;

(B) the reimbursement of any expense shall be made each calendar quarter and not later than the last day of the taxable year following the taxable year in which the expense was incurred (unless this Agreement specifically provides for reimbursement by an earlier date);

(C) the right to reimbursement of an expense or payment of an in-kind benefit shall not be subject to liquidation or exchange for another benefit.

(ii) Any reimbursement under Sections 3(b)(vii) or 3(b)(viii) for expenses for medical coverage purchased by you that are made during the period of time you would be entitled (or would, but for such reimbursement, be entitled) to continuation coverage under the Company’s Health Plan pursuant to COBRA if you had elected such coverage and paid the applicable premiums shall be exempt from Section 409A of the Code and the six-month delay in payment described hereinbelow pursuant to Section 1.409A-1(b)(9)(v)(B) of the Treasury Regulations.

(iii) Any reimbursement under Section 3(b)(iv) relating to outplacement expenses shall be exempt from Section 409A of the Code and the six-month delay in payment described hereinbelow pursuant to Section 1.409A-1(b)(9)(v)(A) of the Treasury Regulations and shall not be subject to Section 3(c)(i) above.

(iv) Your right to reimbursements under this Agreement shall be treated as a right to a series of separate payments under Section 1.409A-2(b)(2)(iii) of the Treasury Regulations.

(v) It is intended that: (A) payments made under this Agreement due to your termination of employment that are paid on or before the 15th day of the third month following the end of the taxable year in which your termination of employment occurs shall be exempt from compliance with Section 409A of the Code pursuant to the exemption for short-term deferrals set forth in Section 1.409A-1(b)(4) of the Treasury Regulations (the “Exempt Short-Term Deferral Payments”); and (B) payments under this Agreement, other than Exempt Short-Term Deferral Payments, that are made on or before the last day of the second taxable year following the taxable year in which you terminate employment in an aggregate amount not exceeding two times the lesser of: (I) the sum of your annualized compensation based on your annual rate of pay for the taxable year preceding the taxable year in which you terminate employment (adjusted for any increase during that year that was expected to continue indefinitely if you had not terminated employment); or (II) the maximum amount that may be taken into account under a qualified plan pursuant to Section 401(a)(17) of the Code for the year in which you terminate employment shall be exempt from compliance with Section 409A of the Code pursuant to the exception for payments under a separation pay plan as set forth in Section 1.409A-1(b)(9)(iii) of the Treasury Regulations.

(vi) Anything in this Agreement to the contrary notwithstanding, payments to be made under this Agreement upon your termination of employment which are subject to Section 409A of the Code shall be delayed for six months following such termination of employment if you are a Specified Employee as defined in Section 3(e)(vi) on the date of your termination of employment.  Any payment or reimbursement due within such six-month period shall be delayed to the end of such six-month period. The Company will adjust the payment or reimbursement to reflect the deferred payment date by multiplying the payment or reimbursement by the product of the six-month CMT Treasury Bill annualized yield rate as published by the U.S. Treasury for the date on which such payment or reimbursement would have been made but for the delay (or the most appropriate surrogate for such rate if such rate is not available) multiplied by a fraction, the numerator of which is the number of days by which such payment or reimbursement was delayed and the denominator of which is 365.  In the event of a reimbursement that is required by other terms of this Agreement to be made on an after-tax basis and which is subject to the six-month delay provided herein, the reimbursement as adjusted in accordance with this Section 3(c)(vi) to reflect the deferred payment date shall be paid to you on an after-tax and fully grossed-up basis so that you are held economically harmless. The Company will pay the adjusted payment or reimbursement at the beginning of the seventh month following your termination of employment. Notwithstanding the foregoing, if calculation of the amounts payable by any payment date specified in this Agreement is not administratively practicable due to events beyond your control (or the control of your beneficiary or estate) and for reasons that are commercially reasonable, payment will be made as soon as administratively practicable in compliance with Section 409A of the Code and the Treasury Regulations thereunder.  In the event of your death during such six-month period, payment will be made in the payroll period next following the payroll period in which your death occurs.

(d) Notice.  During the Protected Period, any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party hereto.

(e) Certain Definitions.  For purposes of this Agreement and except as otherwise indicated in this Agreement, all definitions in this Section 3(e) shall be applicable during the Protected Period only.

(i) Cause.  “Cause” shall mean termination on account of (A) the willful and continued failure by you to substantially perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness or Disability or any failure after the issuance of a Notice of Termination by you for Good Reason) which failure is demonstrably and materially damaging to the financial condition or reputation of the Company and/or its subsidiaries, and which failure continues more than 48 hours after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties and the demonstrable and material damage caused thereby or (B) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise.  No act, or failure to act, on your part shall be deemed “willful” unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company.  Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of the resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, you were guilty of conduct set forth above in this Section 3(e)(i) and specifying the particulars thereof in detail.

(ii) Date of Termination.  “Date of Termination” shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such 30-day period) or (B) if your employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination for Cause, shall not be less than 30 days from the date such Notice of Termination is given and, in the case of a termination by you for Good Reason, shall not be less than 30 nor more than 60 days from the date such Notice of Termination is given).

(iii) Disability.  “Disability” shall mean your absence from the full-time performance of your duties with the Company for six consecutive months as a result of your incapacity due to physical or mental illness or disability, and within 30 days after written Notice of Termination is thereafter given you shall not have returned to the full-time performance of your duties.

(iv) Good Reason.  “Good Reason” shall mean, without your express written consent, the occurrence upon or after a Change in Control of any of the following circumstances provided that you shall have given notice of such circumstance(s) to the Company within a period not to exceed 90 days of the initial existence of such circumstance(s) and the Company shall not have remedied such circumstance(s) within 30 days after receipt of such notice:

(A) the assignment to you of any duties materially inconsistent with the position in the Company that you held immediately prior to the Change in Control, or a materially adverse alteration in the nature or status of your responsibilities or the conditions of your employment from those in effect immediately prior to such Change in Control;

(B) a material reduction by the Company in your annual base salary, any target bonus or perquisites as in effect immediately prior to the Change in Control or as the same may be increased from time to time except for across-the-board perquisite reductions similarly affecting all senior executives of the Company and all senior executives of any Person in control of the Company;

(C) the relocation of the principal place of your employment to a location more than 50 miles from the location of such place of employment on the date of this Agreement except for required travel on the Company’s business to an extent substantially consistent with your business travel obligations prior to the Change in Control;

(D) the failure by the Company to pay to you any material portion of your compensation or to pay to you any material portion of an installment of deferred compensation under any deferred compensation program of the Company within a reasonable time after the date such compensation is due;

(E) the failure by the Company to continue in effect any material compensation or benefit plan in which you participated immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amounts of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change in Control;

(F) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 7 hereof; or

(G) any purported termination of your employment that is not effected pursuant to a Notice of Termination that is in material compliance with the requirements of Section 3(e)(v) (and, if applicable, the requirements of Section 3(e)(i) hereof), which purported termination shall not be effective for purposes of this Agreement.

Notwithstanding anything in this Agreement to the contrary, if you terminate your employment after a Potential Change in Control but prior to the Change in Control contemplated by such Potential Change in Control, a determination as to whether you will be deemed to have terminated your employment for Good Reason upon such Change in Control as provided in Section 3(b) of this Agreement will be made by substituting “Potential Change in Control” for “Change in Control” each place it appears in this Section 3(e)(iv) above.

(v) Notice of Termination.  “Notice of Termination” shall mean notice indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

(vi) Specified Employee. “Specified Employee” shall mean an employee of the Company who satisfies the requirements for being designated a “key employee” under Section 416(i)(1)(A)(i), (ii) or (iii) of the Code without regard to Section 416(i)(5) of the Code at any time during a calendar year, in which case such employee shall be considered a Specified Employee for the twelve-month period beginning on the first day of the fourth month immediately following the end of such calendar year. Notwithstanding the foregoing, all employees who are nonresident aliens during an entire calendar year are excluded for purposes of determining which employees meet the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code without regard to Section 416(i)(5) of the Code for such calendar year. The term “nonresident alien” as used herein shall have the meaning set forth in Regulations Section 1.409A-1(j).  In the event of any corporate spinoff or merger, the determination of which employees meet the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code without regard to Section 416(i)(5) of the Code for any calendar year shall be determined in accordance with Regulations Section 1.409A-1(i)(6).

4. Mitigation.  Except as provided in Sections 3(b)(vii) and (viii) and Section 6 hereof, you shall not be required to mitigate the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for under this Agreement be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise.

5.  Release of Employment Claims.  You agree, as a condition to your receipt of the compensation and benefits provided for under this Agreement, that you will execute a general release agreement, in substantially the form set forth as Attachment A to this Agreement, releasing any and all claims arising out of your employment other than: (a) the enforcement of this Agreement; (b) with respect to vested rights or rights provided for under any equity, compensation or benefit plan or arrangement of the Company; or (c) rights to indemnification under any agreement, law, Company organizational document or policy, or otherwise.  The Company will provide you with a copy of such release simultaneously with or as soon as practicable following the delivery of the Notice of Termination but not later than 21 days before (45 days before if your termination is part of an exit incentive or other employment termination program offered to a group or class of employees) the Date of Termination.  You must deliver the executed release to the Company not later than eight days before the date of payment of your compensation and benefits provided for under this Agreement.

6.  Forfeiture.  Except as otherwise provided in Section 3(b)(v) of this Agreement, if you willfully and materially fail to comply with the terms of your Restrictive Covenant Agreement with the Company or if you willfully and materially fail to comply with Section 2(c) or Section 5 of this Agreement, all compensation and benefits provided for under this Agreement shall be immediately forfeited. Notwithstanding the foregoing, you shall not forfeit any compensation or benefits provided for under this Agreement unless and until there shall have been delivered to you, within six months after the Board (a) had knowledge of conduct or an event allegedly constituting grounds for such forfeiture and (b) had reason to believe that such conduct or event could be grounds for such forfeiture, a copy of a resolution duly adopted by a majority affirmative vote of the membership of the Board at a meeting of the Board called and held for such purpose (after giving you reasonable notice specifying the nature of the grounds for such forfeiture and not less than 30 days to correct the acts or omissions complained of, if correctable, and affording you the opportunity, together with your counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, you have engaged and continue to engage in conduct which constitutes grounds for forfeiture of your compensation and benefits under this Agreement; provided, however, that in the event that you shall have already received any compensation or benefits under this Agreement before the Board makes the determination described in this sentence, you shall immediately reimburse the Company for such compensation and/or benefits following such determination by the Board. The forfeiture of any compensation or benefits provided for under this Agreement by reason of this Section 6 shall apply to such compensation and benefits notwithstanding any other term or provision of this Agreement or any other agreement or plan.

7. Successors; Binding Agreement.

(a) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.  As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

(b) This Agreement shall inure to the benefit of and be enforceable by you and your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.  In the event of your death, all amounts otherwise payable to you hereunder shall, unless otherwise provided herein, be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

(c)  Neither this Agreement nor the rights or obligations hereunder of the parties hereto shall be transferable or assignable by you, except in accordance with the laws of descent and distribution or as specified in Section 7(b), or by the Company except to a successor as defined in Section 7(a).

8. Notice.  Notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when (a) personally delivered or (b) mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement; provided that all notice to the Company shall be directed to the attention of the Board with a copy to the General Counsel of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

9. Miscellaneous.  No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be designated by the Board.  No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the time or at any prior or subsequent time.  All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law.  The obligations of the Company under this Agreement shall survive the expiration of this Agreement to the extent necessary to give effect to this Agreement.

10. Validity.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

11. Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

12. Entire Agreement.  This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and during the term of this Agreement cancels and supersedes the provisions of all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereof with respect to the subject matter contained herein.  No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.  Notwithstanding anything to the contrary in this Agreement, the procedural provisions of this Agreement shall apply to all benefits payable as a result of a Change in Control (or other change in control) under any employee benefit plan, agreement, program, policy or arrangement of the Company.  The foregoing notwithstanding, in the event of any conflict or ambiguity between this Agreement and any employment agreement executed by you and the Company, the provisions of such employment agreement shall govern; but no payment or benefit under this Agreement shall be made or extended which duplicates any payment or benefit under any such employment agreement.

13.  Governing Law.    This Agreement is governed by and is to be construed, administered, and enforced in accordance with the laws of the State of Connecticut, without regard to its conflicts of law principles. If under the governing law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation, ordinance, or other principle of law, such portion shall be deemed to be modified or altered to the extent necessary to conform thereto or, if that is not possible, to be omitted from this Agreement. Anything in this Agreement to the contrary notwithstanding, the terms of this Agreement shall be interpreted and applied in a manner consistent with the requirements of Section 409A of the Code and the Treasury Regulations so as not to subject you to the payment of any tax penalty or interest which may be imposed by Section 409A of the Code and the Company shall have no right to accelerate or make any payment under this Agreement except to the extent such action would not subject you to the payment of any tax penalty or interest under Section 409A of the Code.  If all or a portion of the benefits and payments provided under this Agreement constitute taxable income to you for any taxable year that is prior to the taxable year in which such payments and/or benefits are to be paid to you as a result of the Agreement’s failure to comply with the requirements of Section 409A of the Code and the Regulations, the applicable payment or benefit shall be paid immediately to you to the extent such payment or benefit is required to be included in your income.  If you become subject to any tax penalty or interest under Section 409A of the Code by reason of this Agreement, the Company shall reimburse you on a fully grossed-up and after-tax basis for any such tax penalty or interest (so that you are held economically harmless) ten business days prior to the date such tax penalty or interest is due and payable by you to the government.

14.    Reimbursement of Expenses in Enforcing Rights.    All reasonable costs and expenses (including fees and disbursements of counsel) incurred by you in seeking to interpret this Agreement or enforce rights pursuant to this Agreement shall be paid on behalf of or reimbursed to you promptly by the Company, whether or not you are successful in asserting such rights; provided, however, that no reimbursement shall be made of such expenses relating to any unsuccessful assertion of rights if and to the extent that your assertion of such rights was in bad faith or frivolous, as determined by arbitrators in accordance with Section 15 or a court having jurisdiction over the matter.  Any such payment or reimbursement shall be made on an after-tax basis each calendar quarter for all costs and expenses actually incurred as provided in this Section 14 and in accordance with the provisions of Section 3(c) of this Agreement, but not later than the last day of the year in which the expense was incurred.

15.    Arbitration.    Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Fairfield, Connecticut by three arbitrators in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association in effect at the time of submission to arbitration. Judgment may be entered on the arbitrators’ award in any court having jurisdiction. For purposes of entering any judgment upon an award rendered by the arbitrators, the Company and you hereby consent to the jurisdiction of any or all of the following courts: (a) the United States District Court for the District of Connecticut, (b) any of the courts of the State of Connecticut, or (c) any other court having jurisdiction. The Company and you further agree that any service of process or notice requirements in any such proceeding shall be satisfied if the rules of such court relating thereto have been substantially satisfied. The Company and you hereby waive, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to such jurisdiction and any defense of inconvenient forum. The Company and you hereby agree that a judgment upon an award rendered by the arbitrators may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Subject to Section 14, the Company shall bear all costs and expenses arising in connection with any arbitration proceeding pursuant to this Section 15 and shall pay such costs and expenses each calendar quarter in accordance with the provisions of Section 3(c) of this Agreement, but not later than the last day of the year in which the expense was incurred.. Notwithstanding any provision in this Section 15, you shall be paid during the pendency of any dispute or controversy arising under or in connection with this Agreement.

16.    Interest on Unpaid Amounts.    Any amount which has become payable pursuant to the terms of this Agreement or any decision by arbitrators or judgment by a court of law pursuant to Section 15 but which has not been timely paid shall bear interest at the prime rate in effect at the time such amount first becomes payable, as quoted by the Company’s principal bank, except as otherwise provided in Sections 2(e), 3(b)(iii) and 3(c)(vi) of this Agreement (concerning interest payable with respect to certain delayed payments that are subject to Section 409A of the Code).

If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter, which will then constitute our agreement on this subject.

IMS HEALTH INCORPORATED

By:
Chairman and Chief Executive Officer

Agreed to this                                                                      day

of                                                                                     , 2008.

ATTACHMENT A

RELEASE

We advise you to consult an attorney before you sign this Release.  You have until the date which is seven (7) days after the Release is signed and returned to IMS Health Incorporated to change your mind and revoke your Release.  Your Release shall not become effective or enforceable until after that date.

In consideration for the benefits provided under your Change-in-Control Agreement with IMS Health Incorporated (the “Agreement”), by your signature below, you, for yourself and on behalf of your heirs, executors, agents, representatives, successors and assigns, hereby release and forever discharge IMS Health Incorporated, its past and present parent corporations, subsidiaries, divisions, subdivisions, affiliates and related companies (collectively, the “Company”) and the Company’s past, present and future agents, directors, officers, employees, representatives, assigns, stockholders, attorneys, agents, insurers, employee benefit programs (and the trustees, administrators, fiduciaries and insurers of such programs), and any other persons acting by, through, under or in concert with any of the persons or entities listed herein, and their successors (hereinafter “those associated with the Company”) and with respect to any and all claims, demands, actions and liabilities, whether in law or equity, which you may have against the Company or those associated with the Company of whatever kind, including but not limited to those arising out of your employment with the Company or the termination of that employment.  You agree that this Release covers, but is not limited to, claims arising under the Age Discrimination in Employment Act of 1967, 29 U.S.C. § 621 et seq., Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Americans with Disabilities Act of 1990, 42 U.S.C. § 12101 et seq., the Fair Labor Standards Act, 29 U.S.C. § 201 et seq., the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001 et seq., the Family and Medical Leave Act of 1993 and any local, state or federal law, regulation or order providing workers’ compensation benefits, restricting an employer’s right to terminate employees or otherwise regulating employment, enforcing express or implied employment contracts or requiring an employer to deal with employees fairly or in good faith, or dealing with discrimination in employment on the basis of sex, race, color, national origin, veteran status, marital status, religion, disability, handicap, or age.  You also agree that this Release includes claims based on wrongful termination of employment, breach of contract (express or implied), tort, or claims otherwise related to your employment or termination of employment with the Company and any claim for attorneys’ fees, expenses or costs of litigation.

This Release covers all claims based on any facts or events, whether known or unknown by you, that occurred on or before the date of this Release. You expressly waive all rights you might have under any law that is intended to protect you from waiving unknown claims and by your signature below indicate your understanding of the significance of doing so. Examples of released claims include, but are not limited to:  (a) claims that in any way relate to your employment with the Company, or the termination of that employment, such as claims for compensation, bonuses, commissions, lost wages, or unused accrued vacation or sick pay (other than under your Agreement); (b) claims that in any way relate to the design or administration of any employee benefit program; (c) claims that you have irrevocable or vested rights to severance or similar benefits (other than under your Agreement) or to post-employment health or group insurance benefits (other than under your Agreement); (d) any claim, such as a benefit claim, that was explicitly or implicitly denied before you signed this Release; (e) any claim you might have for extra benefits as a consequence of payments you receive because of signing this Release; or (f) any claim to attorneys’ fees or other indemnities.  Except to enforce your Agreement or this

Release, you agree that you will never commence, prosecute, or cause to be commenced or prosecuted any lawsuit or proceeding of any kind against the Company or those associated with the Company in any forum and agree to withdraw with prejudice all complaints or charges, if any, that you have filed against the Company or those associated with the Company.

Anything in this Release to the contrary notwithstanding, this Release does not include a release of:  (i) any of your rights under the Agreement;  (ii) any rights you may have to indemnification under any agreement, law, Company organizational document or policy, or otherwise; (iii) any rights you may have to equity, compensation or benefits under the Company’s equity, compensation or benefit plans except as otherwise provided in your Agreement or claims specifically identified in this Release; (iv) any rights or claims under the Age Discrimination in Employment Act or any other law that arise after you sign this Release; or (iii) your right to enforce this Release or any of the foregoing items described in this paragraph.

By signing this Release, you further agree as follows:

i.              You have read this Release carefully and fully understand its terms;

ii.             You have had at least twenty-one (21) days to consider the terms of the Release;

iii.            You have seven (7) days from the date you sign this Release to revoke it by written notification to the Company.  After this seven (7)-day period, this Release is final and binding and may not be revoked;

iv.            You have been advised to seek legal counsel and have had an opportunity to do so;

v.             You would not otherwise be entitled to the benefits provided under your Agreement had you not agreed to execute this Release; and

vi.            Your agreement to the terms set forth above is voluntary.

(The remainder of this page was intentionally left blank)